UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21211

Nuveen New York AMT-Free Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN
Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report September 30, 2015

NNY
Nuveen New York Municipal Value Fund, Inc.

NYV
Nuveen New York Municipal Value Fund 2

NAN
Nuveen New York Dividend Advantage Municipal Fund

NRK
Nuveen New York AMT-Free Municipal Income Fund

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Manager's Comments	5

Fund Leverage	10

Common Share Information	12

Risk Considerations	14

Performance Overview and Holding Summaries	15

Shareholder Meeting Report	19

Report of Independent Registered Public Accounting Firm	21

Portfolios of Investments	22

Statement of Assets and Liabilities	52

Statement of Operations	53

Statement of Changes in Net Assets	54

Statement of Cash Flows	56

Financial Highlights	58

Notes to Financial Statements	63

Additional Fund Information	79

Glossary of Terms Used in this Report	80

Reinvest Automatically, Easily and Conveniently	82

Annual Investment Management Agreement Approval Process	83

Board Members and Officers	91

Nuveen Investments	3

Chairman's Letter to Shareholders
Dear Shareholders,
For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.
There may be at least one rate hike before the end of 2015. After all, the U.S. has reached "full employment" by the Fed's standards and growth has resumed – albeit unevenly. But the picture remains somewhat uncertain. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has risen against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.
Nevertheless, the global recovery continues to be led by the United States. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan's fragile growth, and manage China's slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China's central bank and government intervened aggressively to try to stem the sell-off in their stock prices. But persistent structural problems in these economies will continue to garner market attention.
Wall Street is fond of saying "markets don't like uncertainty," and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
November 23, 2015

4	Nuveen Investments

Portfolio Manager's Comments
Nuveen New York Municipal Value Fund, Inc. (NNY)
Nuveen New York Municipal Value Fund 2 (NYV)
Nuveen New York Dividend Advantage Municipal Fund (NAN)
Nuveen New York AMT-Free Municipal Income Fund (NRK)
These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio manager Scott R. Romans, PhD, discusses economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of the Nuveen New York Funds. Scott assumed portfolio management responsibility for these four Funds in 2011.
FUND REORGANIZATIONS
On January 15, 2015, the Funds' Board of Directors/Trustees approved the following reorganizations for certain New York Funds included in this report (the Target Funds) to create one, larger-state Fund (the Acquiring Fund):

Target Funds	Symbol	Acquiring Fund	Symbol
Nuveen New York Performance Plus Municipal Fund, Inc.	NNP	Nuveen New York Dividend Advantage Municipal Fund	NAN
Nuveen New York Dividend Advantage Municipal Fund 2	NXK
On May 18, 2015, the reorganizations were approved by shareholders and became effective before the opening of business on June 8, 2015.
See Notes to Financial Statements, Notes 1 — General Information and Significant Accounting Policies, Fund Reorganizations for further information.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended September 30, 2015?
During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the labor market as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch) Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Manager's Comments (continued)
continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time, especially if projected inflation continued to run below the Fed's 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.
The Fed changed its language slightly in December, indicating it would be "patient" in normalizing monetary policy. This shift helped ease investors' worries that the Fed might raise rates too soon. However, as employment data released early in 2015 continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated "patient" from its statement, but also highlighted the policymakers' less optimistic view of the economy's overall health as well as downgraded their inflation projections. The Fed's April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter's economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed's criteria for initiating a rate increase. The June meeting bore out that presumption and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September. During the September 2015 meeting, the Fed decided to keep the federal funds rate near zero despite broad speculation that it would increase rates. The Committee said it will keep the rate near zero until the economy has seen further improvement toward reaching the Fed's goals of maximum employment and inflation approaching 2%. This assessment will take into account a wide range of information, including measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial and international developments. At the Fed's October 2015 meeting (subsequent to the close of this reporting period), the Committee again held steady, while opening the door for a potential December rate hike.
The U.S. economy proved to be fairly resilient compared to other economies around the globe, boosted by an improving job market, declining gas prices and low mortgage rates. According to the government's preliminary gross domestic product (GDP) estimate, the U.S. economy increased at a 1.5% annualized rate in the third quarter of 2015, as measured by GDP, compared with increases of 3.9% in the second quarter, 0.6% in the first quarter of 2015 and 2.2% in the fourth quarter 2014. The deceleration in real GDP in the third quarter primarily reflected a downturn in private inventory investment and decelerations in exports, in nonresi-dential fixed investment, in state and local government spending and in residential fixed investment that were partly offset by a deceleration in imports. The Consumer Price Index (CPI) decreased 0.2% essentially unchanged year-over-year as of September 2015. The core CPI (which excludes food and energy) increased 1.9% during the same period, below the Fed's unofficial longer term inflation objective of 2.0%. As of September 2015, the U.S. unemployment rate was 5.1%, a figure that is also considered "full employment" by some Fed officials. The housing market continued to post consistent gains as of its most recent reading for August 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.1% for the twelve months ended August 2015 (most recent data available at the time this report was prepared).
In this environment, the municipal bond market delivered moderate gains for the twelve-month reporting period. Low interest rates, improving investor sentiment, favorable supply-demand dynamics and strengthening credit fundamentals drove municipal bond yields lower and tightened yield spreads relative to Treasuries for much of 2014. However, market conditions turned more volatile in 2015. A series of disappointing economic data underscored the fragility of the U.S. recovery, as well as cast further uncertainty on the timing of the Fed's first rate hike. As the year progressed, the Fed delayed the rate increase at each of its subsequent meetings (including its September 2015 meeting), contributing to a sense of prolonged uncertainty in the bond markets and triggering large swings in bond yields.
Issuance was unusually strong at the beginning of 2015, fueling concerns about potential oversupply conditions. Over the twelve months ended September 30, 2015, municipal bond issuance nationwide totaled $416.8 billion, an increase of 37.7% from the

6	Nuveen Investments

issuance for the twelve-month period ended September 30, 2014. The surge in gross issuance is due mostly to increased refunding deals as issuers have been actively and aggressively refunding their outstanding debt given the very low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this has been an overall positive technical factor on municipal bond investment performance.
At the same time, regulatory changes, increased risk aversion and expectations for rising interest rates have encouraged bond dealers, typically brokers and banks, to reduce the size of their inventories in recent years. By holding smaller amounts of bonds on their books, dealers seek to mitigate their exposure to bonds that could potentially be worth less or be more difficult to sell in the future. As a result, there has been less liquidity in the marketplace, which contributed to periods of increased price volatility in 2015.
How were economic and market conditions in New York during the twelve-month reporting period ended September 30, 2015?
New York State's $1.3 trillion economy represents 7.8% of U.S. gross domestic product and, according to the International Monetary Fund, would be the 14th largest economy in the world on a stand-alone basis. As of September 2015, the state's unemployment rate registered 5.1%. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in New York City rose 1.8% over the twelve months ended August 2015 (most recent data available at the time this report was prepared), compared with an average increase of 5.1% nationally. The state's budget picture has improved considerably over the past few years. Revenues have been increased through tax hikes and expenditures have been more tightly controlled. New York State has collected approximately $5 billion in various settlements and assessments from the financial industry through March 2015, and additional settlement monies are possible. The adopted $142 billion budget for Fiscal 2016 is 3% higher than the adopted Fiscal 2015 budget. The Fiscal 2016 budget contains no new taxes. Approximately $850 million of the $5 billion of settlements will go into a reserve fund. Another $1.5 billion will go towards economic development upstate. Another $1.3 billion would go to the Tappan Zee Bridge project. The budget also includes a $1.1 billion increase in education spending. New York is a high-income state, with per capita income at 122% of the U.S. average, fourth-highest among the 50 states. New York is a heavily indebted state. According to Moody's, New York ranked fifth in the nation in debt per capita in 2013 (NY: $3,204; median: $1,054), sixth in debt per capita as a percentage of personal income (NY: 6.0%; median: 2.6%) and sixth in debt to gross state domestic product (NY: 5.2%; median: 2.4%). The state's pensions have traditionally been well funded, though they did decline with the stock market financial crisis. As of September 2015, Moody's rates New York Aa1 with a stable outlook. Moody's upgraded New York State from Aa2 to Aa1 on June 16, 2014 citing the State's sustained improvements in fiscal governance. S&P rates the state AA+ with a stable outlook. S&P upgraded New York State from AA to AA+ on July 23, 2014, citing the State's improved budget framework. New York municipal bond supply totaled $43.6 billion for the twelve-month reporting period ended September 30, 2015, a year-over-year increase of 5.9%. This ranked New York third among state issuers behind California and Texas.
What key strategies were used to manage the New York Funds during the twelve-month reporting period ended September 30, 2015?
Despite the volatility during this period, the low interest rate environment continued to attract investors to spread products, including municipal bonds. Credit spreads relative to Treasuries continued to tighten, helping the broad municipal market to appreciate modestly over the twelve-month reporting period. The New York municipal market outperformed the national market.
During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well and helped us keep our Funds fully invested. In the New York municipal market, we tended to find the most attractive relative values in the single A rated category during this reporting period, with some

Nuveen Investments	7

Portfolio Manager's Comments (continued)
selective opportunities in BBB rated and below investment grade credits. We also added some high quality bonds that were available at good values. These positions helped keep the Funds fully invested and were intended as short-term holdings that could be easily sold when proceeds were needed to fund a new purchase. The Funds added tobacco, higher education and health care bonds, as well as bonds secured by the real estate in the World Trade Center. On a limited basis, we also bought some new issue, 4% coupon structures when the spreads between 4% and 5% coupon bonds were wide and sold them into the secondary market as spreads tightened.
Overall, our emphasis in purchase activity was on relative value and credit quality, rather than sector. That is, when considering the purchase of a lower rated bond or a slightly less liquid issue, we looked carefully at the compensation offered by the bond in question relative to its credit quality or liquidity to determine that, if the bond were held for the long term rather than used in a bond swap when interest rates rise, there is potential for the Funds to be well compensated. All of the additions to our portfolios during this reporting period consisted of New York paper.
Cash for purchases during this reporting period was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep the Funds fully invested and support their income streams. The call activity was primarily in short-term pre-refunded bonds. In some cases, when an attractive buying opportunity arose, the Funds sold bonds with medium-term (four to eight year) call structures that were trading at a premium in the secondary market to help fund the new purchase.
As of September 30, 2015, all four of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the New York Funds perform during the twelve-month reporting period ended September 30, 2015?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total returns for the one-year, five-year, ten-year and/or since inception periods ended September 30, 2015. Each Fund's total returns at net asset value (NAV) are compared with the performance of corresponding market indexes and a Lipper classification average.
For the twelve months ended September 30, 2015, the total return at common share NAV for NYV, NAN and NRK exceeded the return for the S&P Municipal Bond New York Index, while NNY underperformed the state index and all four funds bested the national S&P Municipal Bond Index. For the same period, all four Funds lagged the average return for the Lipper New York Municipal Debt Funds Classification Average.
Key management factors that influenced the Funds' returns included duration and yield curve positioning, credit exposure and sector allocation. The use of regulatory leverage had a positive impact on the performance of NAN and NRK during this reporting period; NNY and NYV do not use regulatory leverage. Leverage is discussed in more detail in the Fund leverage section of this report.
The flattening yield curve during this reporting period helped municipal bonds with longer maturities generally outperform those with shorter maturities. Overall, credits with maturities of 15 years or more, especially those at the longest end of the municipal yield curve, outperformed the general municipal market, while bonds at the shortest end of the curve produced the weakest results. In general, the Funds' durations and yield curve positioning were positive for their performance. Consistent with our long-term strategy, all of these Funds tended to be overweighted in the longer parts of the yield curve that performed best and underweighted in the underperforming shorter end of the curve.
During this reporting period, lower rated bonds generally outperformed higher quality bonds. All four Funds tended to be underweight in higher rated segments and overweight in the lower rated segments during the reporting period, which was generally beneficial to performance.

8	Nuveen Investments

Among the municipal market sectors, the stronger performing sectors were those with longer dated and lower quality profiles such as tobacco, health care, industrial development revenue/pollution control revenue (IDR/PCR) and higher education. All four Funds had allocations of tobacco bonds issued by various state and territorial agencies, with NAN having the heaviest weighting in these credits and NNY having the lightest exposure. Conversely, sectors composed of shorter maturity and higher quality bonds including the pre-refunded, water and sewer, housing and tax-supported sectors underperformed in this reporting period. The Funds' exposures to these sectors was disadvantageous to performance. NYV had the highest allocation in pre-refunded bonds, while NNY had the lowest allocation.
An Update Involving Puerto Rico
As noted in the previous Shareholder Fund Report, we continue to monitor situations in the broader municipal market for any impact on the Funds' holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico's continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island's debt burden debt may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy.
In terms of Puerto Rico holdings, shareholders should note that, as of the end of this reporting period, NYV had no exposure to Puerto Rico debt, while the NAN, NNY and NRK had allocations of 0.65%, 2.20% and 2.56%, respectively, all of which was insured. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico's continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico general obligation debt currently is rated Caa2/CC/CC (below investment grade) by Moody's, S&P and Fitch, respectively, with negative outlooks.
The Nuveen complex's entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totaled 0.26% of assets under management as of September 30, 2015. As of September 30, 2015, Nuveen's limited exposure to Puerto Rico generally was invested in bonds that were insured, pre-refunded (and therefore backed by securities such as U.S. Treasuries), or tobacco settlement bonds. Overall, the small size of our exposures meant that our Puerto Rico holdings had a negligible impact on performance.

Nuveen Investments	9

Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds' use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. As mentioned previously, NNY and NYV do not use regulatory leverage. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a positive impact on the performance of the Funds over this reporting period.
As of September 30, 2015, the Funds' percentages of leverage are as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Effective Leverage*	2.71%	5.09%	34.42%	33.20%
Regulatory Leverage*	0.00%	0.00%	27.82%	31.10%

*
Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

10	Nuveen Investments

THE FUNDS' REGULATORY LEVERAGE
As of September 30, 2015, the following Funds have issued and outstanding Institutional MuniFund Term Preferred (iMTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and/or Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table. As mentioned previously, NNY and NYV do not use regulatory leverage.

	iMTP Shares		VMTP Shares			VRDP Shares
	Series	Shares Issued at Liquidation Value	Series		Shares Issued at Liquidation Value	Series		Shares Issued at Liquidation Value	Total
NAN		$—	2017	*	$94,000,000	1	**	$89,000,000	$183,000,000
NRK	2017	$79,000,000	—		$—	1		$112,300,000
		—	—		—	2		164,800,000
		—	—		—	3		161,700,000
		—	—		—	4		50,000,000
		$79,000,000			$—			$488,800,000	$567,800,000

*	A portion of the VMTP Shares issued in connection with the reorganization.
**	VRDP Shares issued in connection with the reorganization.
Refer to the Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on iMTP, VMTP and VRDP Shares and each Funds' respective transactions.

Nuveen Investments	11

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of September 30, 2015. Each Fund's distribution levels may vary over time based on each Fund's investment activities and portfolio investments value changes.
During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NNY	NYV	NAN	NRK
October 2014	$0.0325	$0.0525	$0.0630	$0.0650
November	0.0325	0.0525	0.0630	0.0650
December	0.0325	0.0525	0.0630	0.0610
January	0.0325	0.0525	0.0630	0.0610
February	0.0325	0.0525	0.0630	0.0610
March	0.0325	0.0525	0.0650	0.0610
April	0.0325	0.0525	0.0650	0.0610
May	0.0325	0.0525	0.0650	0.0610
June	0.0325	0.0525	0.0650	0.0585
July	0.0325	0.0525	0.0665	0.0585
August	0.0325	0.0525	0.0665	0.0585
September 2015	0.0325	0.0525	0.0665	0.0585

Ordinary Income Distribution*	$0.0001	$0.0104	$—	$0.0007

Market Yield**	4.02%	4.24%	5.95%	5.58%
Taxable-Equivalent Yield**	5.98%	6.31%	8.85%	8.30%

*	Distribution paid in December 2014.
**
Market Yield is based on the Fund's current annualized monthly dividend divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.8%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of September 30, 2015, the Funds had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.

12	Nuveen Investments

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
COMMON SHARE REPURCHASES
During August 2015, the Funds' Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of September 30, 2015, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Common shares cumulatively repurchased and retired	—	—	2,500	6,800
Common shares authorized for repurchase	1,520,000	235,000	3,115,000	8,760,000
During the current reporting period, the following Fund repurchased and retired its common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

NAN
Common shares repurchased and retired	2,500
Weighted average price per common share repurchased and retired	$13.39
Weighted average discount per common share repurchased and retired	14.44%
OTHER COMMON SHARE INFORMATION
As of September 30, 2015, and during the current reporting period, the Funds' common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Common share NAV	$10.01	$15.89	$15.26	$14.36
Common share price	$9.71	$14.85	$13.42	$12.59
Premium/(Discount) to NAV	(3.00)%	(6.54)%	(12.06)%	(12.33)%
12-month average premium/(discount) to NAV	(2.98)%	(7.61)%	(11.32)%	(10.36)%

Nuveen Investments	13

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen New York Municipal Value Fund, Inc. (NNY)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NNY.
Nuveen New York Municipal Value Fund 2 (NYV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NYV.
Nuveen New York Dividend Advantage Municipal Fund (NAN)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NAN.
Nuveen New York AMT-Free Municipal Income Fund (NRK)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NRK.

14	Nuveen Investments

NNY
Nuveen New York Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of September 30, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2015

	Average Annual
	1-Year	5-Year	10-Year
NNY at Common Share NAV	3.22%	4.14%	4.39%
NNY at Common Share Price	4.05%	3.91%	5.09%
S&P Municipal Bond New York Index	3.31%	4.09%	4.61%
S&P Municipal Bond Index	3.00%	4.27%	4.59%
Lipper New York Municipal Debt Funds Classification Average	5.03%	5.89%	4.98%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	100.1%
Other Assets Less Liabilities	2.0%
Net Assets Plus Floating Rate Obligations	102.1%
Floating Rate Obligations	(2.1)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	21.6%
Transportation	18.8%
Tax Obligation/Limited	17.2%
Utilities	10.4%
Health Care	6.5%
Tax Obligation/General	6.1%
U.S. Guaranteed	5.8%
Other	13.6%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	18.5%
AA	46.3%
A	12.5%
BBB	7.2%
BB or Lower	10.6%
N/R (not rated)	4.9%
Total	100%

Nuveen Investments	15

NYV
Nuveen New York Municipal Value Fund 2
Performance Overview and Holding Summaries as of September 30, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2015

	Average Annual
			Since
	1-Year	5-Year	Inception
NYV at Common Share NAV	3.74%	4.15%	6.19%
NYV at Common Share Price	7.34%	3.98%	4.61%
S&P Municipal Bond New York Index	3.31%	4.09%	5.28%
S&P Municipal Bond Index	3.00%	4.27%	5.52%
Lipper New York Municipal Debt Funds Classification Average	5.03%	5.89%	5.80%
Since inception returns are from 4/28/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.9%
Other Assets Less Liabilities	1.1%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	27.9%
U.S. Guaranteed	17.5%
Education and Civic Organizations	15.4%
Transportation	11.9%
Housing/Multifamily	8.2%
Utilities	5.4%
Other	13.7%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	38.6%
AA	33.0%
A	7.5%
BBB	8.6%
BB or Lower	7.3%
N/R (not rated)	5.0%
Total	100%

16	Nuveen Investments

NAN
Nuveen New York Dividend Advantage Municipal Fund
Performance Overview and Holding Summaries as of September 30, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2015

	Average Annual
	1-Year	5-Year	10-Year
NAN at Common Share NAV	4.47%	5.47%	5.35%
NAN at Common Share Price	6.53%	4.29%	4.22%
S&P Municipal Bond New York Index	3.31%	4.09%	4.61%
S&P Municipal Bond Index	3.00%	4.27%	4.59%
Lipper New York Municipal Debt Funds Classification Average	5.03%	5.89%	4.98%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	144.6%
Common Stocks	0.6%
Other Assets Less Liabilities	1.0%
Net Assets Plus Floating Rate Obligations,VMTP Shares, at Liquidation Value & VRDP Shares, at Liquidation Value	146.2%
Floating Rate Obligations	(7.7)%
VMTP Shares, at Liquidation Value	(19.8)%
VRDP Shares, at Liquidation Value	(18.7)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	18.2%
Tax Obligation/Limited	18.0%
Transportation	12.9%
Utilities	8.9%
U.S. Guaranteed	8.7%
Tax Obligation/General	8.6%
Health Care	6.0%
Other	18.7%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	21.8%
AA	40.9%
A	12.5%
BBB	6.2%
BB or Lower	12.2%
N/R (not rated)	6.0%
N/A (not applicable)	0.4%
Total	100%

Nuveen Investments	17

NRK
Nuveen New York AMT-Free Municipal Income Fund
Performance Overview and Holding Summaries as of September 30, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2015

	Average Annual
	1-Year	5-Year	10-Year
NRK at Common Share NAV	4.98%	3.90%	4.65%
NRK at Common Share Price	4.06%	2.41%	4.39%
S&P Municipal Bond New York Index	3.31%	4.09%	4.61%
S&P Municipal Bond Index	3.00%	4.27%	4.59%
Lipper New York Municipal Debt Funds Classification Average	5.03%	5.89%	4.98%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	146.8%
Other Assets Less Liabilities	2.0%
Net Assets Plus Floating Rate Obligations, iMTP Shares, at Liquidation Value & VRDP Shares, at Liquidation Value	148.8%
Floating Rate Obligations	(3.6)%
iMTP Shares, at Liquidation Value	(6.3)%
VRDP Shares, at Liquidation Value	(38.9)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	31.4%
Education and Civic Organizations	18.4%
Transportation	10.2%
Utilities	9.0%
U.S. Guaranteed	7.1%
Health Care	5.9%
Water and Sewer	5.0%
Other	13.0%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	26.7%
AA	46.9%
A	10.7%
BBB	3.8%
BB or Lower	9.7%
N/R (not rated)	2.2%
Total	100%

18	Nuveen Investments

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen Investments on April 20, 2015 for NNP, NAN and NXK; at this meeting the shareholders were asked to vote to approve an Agreement and Plan of Reorganization, to approve Issuance of Additional Shares and to elect Board Members. The meeting was subsequently adjourned to May 18, 2015 for NAN, NNP and NXK.

	NNP		NAN			NXK
	Common and			Common and		Common and
	Preferred			Preferred		Preferred
	shares			shares		shares
	voting together	Preferred	Common	voting together	Preferred	voting together	Preferred
	as a class	shares	shares	as a class	Shares	as a class	Shares
To approve an Agreement and Plan of Reorganization
For	7,581,803	890	—	—	560	3,243,438	380
Against	455,359	—	—	—	—	237,487	—
Abstain	326,187	—	—	—	—	152,538	—
Broker Non-Votes	5,620,736	—	—	—	—	2,327,494	—
Total	13,984,085	890	—	—	560	5,960,957	380
To approve the issuance of additional common shares in connection with each Reorganization.
For	—	—	4,445,683	4,446,243	—	—	—
Against	—	—	225,453	225,453	—	—	—
Abstain	—	—	255,888	255,888	—	—	—
Total	—	—	4,927,024	4,927,584	—	—	—

Nuveen Investments	19

Shareholder Meeting Report (continued)

	NNP		NAN			NXK
	Common and			Common and		Common and
	Preferred			Preferred		Preferred
	shares			shares		shares
	voting together	Preferred	Common	voting together	Preferred	voting together	Preferred
	as a class	shares	shares	as a class	Shares	as a class	Shares
Approval of the Board Members was reached as follows:
William Adams IV
For	13,341,638	—	—	—	—	—	—
Withhold	517,760	—	—	—	—	—	—
Total	13,859,398	—	—	—	—	—	—
Jack B. Evans
For	13,338,353	—	—	7,910,565	—	5,456,968	—
Withhold	521,045	—	—	464,274	—	403,419	—
Total	13,859,398	—	—	8,374,839	—	5,860,387	—
William C. Hunter
For	—	890	—	—	560	—	380
Withhold	—	—	—	—	—	—	—
Total	—	890	—	—	560	—	380
David J. Kundert
For	13,344,414	—	—	—	—	—	—
Withhold	514,984	—	—	—	—	—	—
Total	13,859,398	—	—	—	—	—	—
John K. Nelson
For	13,349,745	—	—	—	—	—	—
Withhold	509,653	—	—	—	—	—	—
Total	13,859,398	—	—	—	—	—	—
William J. Schneider
For	—	890	—	—	560	—	380
Withhold	—	—	—	—	—	—	—
Total	—	890	—	—	560	—	380
Thomas S. Schreier, Jr.
For	13,341,638	—	—	7,904,348	—	5,452,479	—
Withhold	517,760	—	—	470,491	—	407,908	—
Total	13,859,398	—	—	8,374,839	—	5,860,387	—
Judith M. Stockdale
For	13,323,757	—	—	—	—	—	—
Withhold	535,641	—	—	—	—	—	—
Total	13,859,398	—	—	—	—	—	—
Carole E. Stone
For	13,323,757	—	—	—	—	—	—
Withhold	535,641	—	—	—	—	—	—
Total	13,859,398	—	—	—	—	—	—
Virginia L. Stringer
For	13,327,311	—	—	—	—	—	—
Withhold	532,087	—	—	—	—	—	—
Total	13,859,398	—	—	—	—	—	—
Terence J. Toth
For	13,346,319	—	—	—	—	—	—
Withhold	513,079	—	—	—	—	—	—
Total	13,859,398	—	—	—	—	—	—

20	Nuveen Investments

Report of Independent Registered Public Accounting Firm
To the Board of Directors/Trustees and Shareholders of
Nuveen New York Municipal Value Fund, Inc.
Nuveen New York Municipal Value Fund 2
Nuveen New York Dividend Advantage Municipal Fund
Nuveen New York AMT-Free Municipal Income Fund:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund 2, Nuveen New York Dividend Advantage Municipal Fund and Nuveen New York AMT-Free Municipal Income Fund (the "Funds") as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statements of cash flows (Nuveen New York Dividend Advantage Municipal Fund and Nuveen New York AMT-Free Municipal Income Fund only) for the year then ended and the financial highlights for the each of the years in the two-year period then ended. The financial highlights for the periods presented through September 30, 2013 were audited by other auditors whose report dated November 26, 2013 expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2015, the results of their operations for the year then ended, the changes in their net assets for the each of the years in the two-year period then ended, their cash flows (Nuveen New York Dividend Advantage Municipal Fund and Nuveen New York AMT-Free Municipal Income Fund only) for the year then ended and the financial highlights for the each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
Chicago, Illinois
November 25, 2015

Nuveen Investments	21

NNY
Nuveen New York Municipal Value Fund, Inc.
	Portfolio of Investments	September 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 100.1% (100.0% of Total Investments)
	Consumer Discretionary – 3.3% (3.3% of Total Investments)
$1,950	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	N/R	$2,012,478
500	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	6/16 at 100.00	B	496,335
875	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	6/16 at 100.00	B	779,039
65	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	12/15 at 100.00	A1	65,091
400	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.750%, 6/01/33	11/15 at 100.00	A1	400,020
15	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	11/15 at 100.00	A1	14,854
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
680	4.750%, 6/01/22	6/16 at 100.00	BBB–	682,734
345	5.000%, 6/01/26	6/16 at 100.00	BB–	349,934
240	5.125%, 6/01/42	6/16 at 100.00	B	212,794
5,070	Total Consumer Staples			5,013,279
	Education and Civic Organizations – 21.6% (21.6% of Total Investments)
275	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	282,128
415	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	B	342,599
1,350	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40	1/20 at 100.00	BBB–	1,538,798
750	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B	768,023
	Build New York City Resource Corporation, New York, Revenue Bonds, City University of New York – Queens College, Q Student Residences, LLC Project, Refunding Series 2014A:
1,000	5.000%, 6/01/38	6/24 at 100.00	Aa2	1,127,620
1,250	5.000%, 6/01/43	6/24 at 100.00	Aa2	1,393,563
90	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	91,442
1,175	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	AA	1,237,780
415	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	460,496
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	AA–	1,166,640
	Dormitory Authority of the State of New York, Icahn School of Medicine at Mount Sinai, Revenue Bonds, Series 2015A:
1,330	5.000%, 7/01/40	7/25 at 100.00	A–	1,458,412
2,180	5.000%, 7/01/45	7/25 at 100.00	A–	2,379,338
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2015A:
235	5.000%, 7/01/31	No Opt. Call	Aa3	275,561
265	5.000%, 7/01/33	No Opt. Call	Aa3	308,540
525	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	594,463

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$1,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A–	$2,181,740
760	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A, 5.000%, 7/01/35	No Opt. Call	AA–	884,526
280	Dormitory Authority of the State of New York, Revenue Bonds, St. Joseph's College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Ba1	298,236
2,170	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Refunding, Series 2007-A1, 5.000%, 8/01/46	8/17 at 100.00	Ba3	2,067,381
300	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	A	331,539
880	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB	979,141
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2011:
1,000	6.000%, 6/01/30	6/21 at 100.00	BBB+	1,125,310
1,000	6.000%, 6/01/34	6/21 at 100.00	BBB+	1,116,600
3,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2011B, 5.000%, 7/01/41	7/21 at 100.00	AA–	3,279,900
	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
25	5.000%, 7/01/40	7/25 at 100.00	BBB	27,170
25	5.000%, 7/01/45	7/25 at 100.00	BBB	27,001
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,500	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	BB+	1,534,305
1,175	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	BB+	1,195,974
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
1,610	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	1,627,018
800	4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	AA–	822,024
170	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB+	180,168
1,345	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College, Series 2011, 5.375%, 7/01/41 – AGM Insured	1/21 at 100.00	A2	1,482,271
300	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	333,006
30,550	Total Education and Civic Organizations			32,918,713
	Financials – 1.4% (1.4% of Total Investments)
1,705	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	2,082,555
	Health Care – 6.5% (6.5% of Total Investments)
1,005	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	11/15 at 100.00	AA–	1,008,849
990	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, New York Hospital Medical Center of Queens, Series 2007, 4.650%, 8/15/27	2/17 at 100.00	N/R	1,032,748
700	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	11/15 at 100.00	AA–	702,744
350	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.000%, 7/01/26	7/20 at 100.00	A	390,803
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
1,060	6.500%, 12/01/21	12/18 at 100.00	Ba1	1,194,949
565	6.125%, 12/01/29	12/18 at 100.00	Ba1	622,116
1,155	6.250%, 12/01/37	12/18 at 100.00	Ba1	1,263,963

Nuveen Investments	23

NNY	Nuveen New York Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	September 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$2,100	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40	7/20 at 100.00	A–	$2,406,053
290	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30	11/15 at 100.00	BB	291,215
295	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28	7/21 at 100.00	BBB+	325,621
500	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/16 at 100.00	B+	500,915
155	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001B, 7.125%, 7/01/31	11/15 at 100.00	B+	155,284
9,165	Total Health Care			9,895,260
	Housing/Multifamily – 1.7% (1.7% of Total Investments)
240	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21	10/15 at 100.00	AA	240,787
1,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009C-1, 5.500%, 11/01/34	5/19 at 100.00	AA+	1,095,210
1,250	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009M, 5.150%, 11/01/45	5/19 at 100.00	AA+	1,296,688
2,490	Total Housing/Multifamily			2,632,685
	Industrials – 1.6% (1.6% of Total Investments)
100	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (Alternative Minimum Tax)	1/25 at 100.00	N/R	106,779
2,350	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	2,382,194
2,450	Total Industrials			2,488,973
	Long-Term Care – 1.1% (1.1% of Total Investments)
435	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	467,777
270	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	Baa3	274,215
135	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005, 5.000%, 7/01/35 – ACA Insured	11/15 at 100.00	N/R	134,973
140	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001A-1, 7.250%, 7/01/16	1/16 at 100.00	N/R	140,638
220	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.500%, 7/01/18	7/16 at 101.00	N/R	218,260
235	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.800%, 7/01/23	7/16 at 101.00	N/R	176,934
225	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23	7/16 at 101.00	N/R	222,233
1,660	Total Long-Term Care			1,635,030
	Tax Obligation/General – 6.1% (6.1% of Total Investments)
4,760	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D-1, 5.125%, 12/01/25	12/17 at 100.00	AA	5,201,822
1,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	1,198,650
2,765	New York City, New York, General Obligation Bonds, Fiscal Series 2007A, 5.000%, 8/01/25	8/16 at 100.00	AA	2,870,844
8,525	Total Tax Obligation/General			9,271,316

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 17.2% (17.2% of Total Investments)
$395	Dormitory Authority of the State of New York, Department of Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 – CIFG Insured	11/15 at 100.00	AA	$396,651
	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue Bonds, City University System, Series 1993A:
630	5.750%, 7/01/18	No Opt. Call	AA	677,093
1,400	6.000%, 7/01/20	No Opt. Call	AA	1,612,408
2,290	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/37	No Opt. Call	AAA	2,570,113
640	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2014A, 5.000%, 3/15/44	No Opt. Call	AAA	727,053
1,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34	11/19 at 100.00	AA	1,697,805
560	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/16 at 100.00	A–	561,512
1,200	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA	1,259,892
1,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S5, 5.250%, 1/15/39	1/19 at 100.00	AA	1,665,450
3,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/40	7/25 at 100.00	AA	3,406,140
1,680	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	1,890,034
1,225	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	1,400,102
1,175	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA+	1,263,807
2,450	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (4)	No Opt. Call	AA+	2,908,665
600	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.875%, 1/01/21	No Opt. Call	AA	705,732
20,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/43 – NPFG Insured	No Opt. Call	AA–	3,439,800
40,245	Total Tax Obligation/Limited			26,182,257
	Transportation – 18.8% (18.8% of Total Investments)
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2015D-1, 5.000%, 11/15/30	11/25 at 100.00	AA–	2,912,350
3,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2008A, 5.250%, 11/15/36	11/17 at 100.00	AA–	3,216,150
3,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012E, 5.000%, 11/15/42	No Opt. Call	AA–	3,886,644
1,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E, 5.000%, 11/15/31	11/23 at 100.00	AA–	1,260,116
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.250%, 11/15/38	5/24 at 100.00	AA–	2,298,680
1,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.875%, 10/01/46 (5)	10/17 at 102.00	N/R	535,185
1,600	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/15 at 100.00	BB	1,604,640
700	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, Terminal One Group JFK Project, Series 2005, 5.500%, 1/01/24 (Alternative Minimum Tax)	1/16 at 100.00	A3	708,519
660	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	734,507

Nuveen Investments	25

NNY	Nuveen New York Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	September 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$5,900	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Ninth Series 2015, 5.000%, 5/01/40	5/25 at 100.00	AA–	$6,733,964
325	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 18.072%, 3/16/17 – AGM Insured (IF)	No Opt. Call	AA	419,926
1,575	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	1,780,947
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
225	6.500%, 12/01/28	12/15 at 100.00	BBB	227,234
1,160	6.000%, 12/01/36	12/20 at 100.00	BBB	1,351,098
780	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	AA–	941,905
26,525	Total Transportation			28,611,865
	U.S. Guaranteed – 5.8% (5.8% of Total Investments) (6)
990	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter's Hospital, Series 2008D, 5.750%, 11/15/27 (Pre-refunded 11/15/17)	11/17 at 100.00	N/R (6)	1,096,930
450	Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds, Suffolk County Issue, Series 1986, 7.375%, 7/01/16 (ETM)	No Opt. Call	Aaa	471,803
2,350	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006-1, 5.000%, 7/01/35 (Pre-refunded 7/01/16)	7/16 at 100.00	AA (6)	2,434,718
610	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36 (Pre-refunded 11/15/16)	11/16 at 100.00	N/R (6)	648,430
	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
280	5.250%, 2/01/27 (Pre-refunded 2/01/17)	2/17 at 100.00	Aaa	297,956
260	5.500%, 2/01/32 (Pre-refunded 2/01/17)	2/17 at 100.00	Aaa	277,540
1,000	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Pre-refunded 11/20/15) (Alternative Minimum Tax)	11/15 at 100.00	A– (6)	1,003,980
245	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.500%, 7/01/18 (Pre-refunded 7/01/16)	7/16 at 101.00	N/R (6)	257,140
30	New York City, New York, General Obligation Bonds, Fiscal Series 2007A, 5.000%, 8/01/25 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (6)	31,176
2,100	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/27 (Pre-refunded 12/15/17) (UB)	12/17 at 100.00	AAA	2,298,261
25	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 (Pre-refunded 11/15/15) – FGIC Insured	11/15 at 100.00	Aa1 (6)	25,154
8,340	Total U.S. Guaranteed			8,843,088
	Utilities – 10.5% (10.4% of Total Investments)
1,000	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	1,062,040
90	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	96,872
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
1,500	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	AA–	1,543,680
1,500	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	AA–	1,540,710
250	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–	256,275
135	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A–	149,198
400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	437,196
1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/37	No Opt. Call	A–	1,369,938

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$2,490	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	$2,508,151
495	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/16 at 100.00	N/R	495,059
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
4,440	5.000%, 12/15/34	12/23 at 100.00	AAA	5,162,298
1,100	5.000%, 12/15/41	12/23 at 100.00	AAA	1,255,529
14,650	Total Utilities			15,876,946
	Water and Sewer – 4.5% (4.5% of Total Investments)
300	Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds, Refunding Series 2015A, 5.000%, 7/01/29	7/25 at 100.00	A	348,741
1,000	New York State Environmental Facilities Corporation, Revenue Bonds, State Revolving Funds Master Financing, Series 2012B, 5.000%, 2/15/42	2/22 at 100.00	AAA	1,112,470

New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated SRF Series 2015A:

2,100	5.000%, 6/15/36	6/25 at 100.00	AAA	2,461,997
2,500	5.000%, 6/15/40	6/25 at 100.00	AAA	2,901,175
5,900	Total Water and Sewer			6,824,383
$157,275	Total Long-Term Investments (cost $144,366,397)			152,276,350
	Floating Rate Obligations – (2.1)%			(3,255,000)
	Other Assets Less Liabilities – 2.0%			3,115,866
	Net Assets Applicable to Common Shares – 100%			$152,137,216

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
On April 1, 2013, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 5.875% to 2.350%.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	27

NYV
Nuveen New York Municipal Value Fund 2
	Portfolio of Investments	September 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 98.9% (100.0% of Total Investments)
	Consumer Staples – 4.4% (4.5% of Total Investments)
$1,350	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	$1,658,097
	Education and Civic Organizations – 15.3% (15.4% of Total Investments)
1,200	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	B	990,648
330	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 6.000%, 12/01/19	No Opt. Call	B	339,425
100	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	110,963
1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	Aa2	1,065,070
200	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A, 5.000%, 7/01/35	No Opt. Call	AA–	232,770
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	1,135,110
100	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/38	9/23 at 100.00	A	111,244
4,895	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 0.000%, 3/01/40 – AGC Insured	No Opt. Call	AA	1,708,747
8,825	Total Education and Civic Organizations			5,693,977
	Financials – 1.0% (1.0% of Total Investments)
300	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	366,432
	Health Care – 2.6% (2.6% of Total Investments)
50	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.000%, 7/01/26	7/20 at 100.00	A	55,829
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
285	6.500%, 12/01/21	12/18 at 100.00	Ba1	321,283
140	6.125%, 12/01/29	12/18 at 100.00	Ba1	154,153
245	6.250%, 12/01/37	12/18 at 100.00	Ba1	268,113
160	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001B, 7.125%, 7/01/31	11/15 at 100.00	B+	160,293
880	Total Health Care			959,671
	Housing/Multifamily – 8.1% (8.2% of Total Investments)
1,500	New York City Housing Development Corporation, New York, FNMA Backed Progress of Peoples Development Multifamily Rental Housing Revenue Bonds, Series 2005B, 4.950%, 5/15/36 (Alternative Minimum Tax)	11/15 at 100.00	AA+	1,507,905
1,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009A, 5.250%, 11/01/41	5/19 at 100.00	Aa2	1,042,360
450	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	468,266
2,950	Total Housing/Multifamily			3,018,531

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 1.6% (1.7% of Total Investments)
$25	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (Alternative Minimum Tax)	1/25 at 100.00	N/R	$26,695
580	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	587,946
605	Total Industrials			614,641
	Tax Obligation/General – 1.2% (1.2% of Total Investments)
400	Yonkers, New York, General Obligation Bonds, Series 2011A, 5.000%, 10/01/24 – AGM Insured	10/21 at 100.00	AA	459,384
	Tax Obligation/Limited – 27.6% (27.9% of Total Investments)
1,200	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Education Series 2009A, 5.000%, 3/15/38	3/19 at 100.00	AAA	1,335,012
560	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015B Group C, 5.000%, 2/15/38	2/25 at 100.00	AAA	639,363
1,800	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2014A, 5.000%, 3/15/44	No Opt. Call	AAA	2,044,835
1,200	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	1,332,348
1,710	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47	2/17 at 100.00	A	1,784,163
1,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S5, 5.250%, 1/15/39	1/19 at 100.00	AA	1,665,450
300	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	342,882
1,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 13.250%, 3/15/37 (IF) (4)	3/17 at 100.00	AAA	1,162,060
9,270	Total Tax Obligation/Limited			10,306,113
	Transportation – 11.8% (11.9% of Total Investments)
1,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A, 5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	1,092,640
	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
100	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	103,252
500	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	528,655
2,000	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.750%, 10/01/37 (5)	10/17 at 100.00	N/R	713,580
155	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	172,498
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
180	6.500%, 12/01/28	12/15 at 100.00	BBB	181,787
140	6.000%, 12/01/36	12/20 at 100.00	BBB	163,064
1,325	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2008A, 5.000%, 11/15/33	5/18 at 100.00	AA–	1,440,765
5,400	Total Transportation			4,396,241
	U.S. Guaranteed – 17.3% (17.5% of Total Investments) (6)
290	Albany Capital Resource Corporation, New York, St. Peter's Hospital Project, Series 2011, 6.000%, 11/15/25 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (6)	357,727
700	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.000%, 8/01/24 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (6)	727,244
1,500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2006B, 5.000%, 11/01/34 (Pre-refunded 11/01/16)	11/16 at 100.00	A3 (6)	1,576,395
1,500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2009A, 5.500%, 5/01/37 (Pre-refunded 5/01/19)	5/19 at 100.00	A (6)	1,729,080

Nuveen Investments	29

NYV	Nuveen New York Municipal Value Fund 2
	Portfolio of Investments (continued)	September 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$1,010	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37 (Pre-refunded 7/01/17)	7/17 at 100.00	A3 (6)	$1,097,880
150	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36 (Pre-refunded 11/15/16)	11/16 at 100.00	N/R (6)	159,450
725	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (Pre-refunded 11/15/17)	11/17 at 100.00	A (6)	802,329
5,875	Total U.S. Guaranteed			6,450,105
	Utilities – 5.3% (5.4% of Total Investments)
25	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	26,909
285	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A–	314,973
605	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	609,410
905	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE, 5.000%, 12/15/41	12/23 at 100.00	AAA	1,032,958
1,820	Total Utilities			1,984,250
	Water and Sewer – 2.7% (2.7% of Total Investments)
900	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	996,129
$38,575	Total Long-Term Investments (cost $32,883,528)			36,903,571
	Other Assets Less Liabilities – 1.1%			422,561
	Net Assets Applicable to Common Shares – 100%			$37,326,132

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
On April 1, 2013, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 5.750% to 2.300%.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(IF)	Inverse floating rate investment.
See accompanying notes to financial statements.

30	Nuveen Investments

NAN
Nuveen New York Dividend Advantage Municipal Fund
	Portfolio of Investments	September 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 145.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 144.6% (99.6% of Total Investments)
	Consumer Discretionary – 1.2% (0.8% of Total Investments)
$5,300	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	N/R	$5,469,812
	Consumer Staples – 7.1% (4.9% of Total Investments)
3,095	Erie County Tobacco Asset Securitization Corporation, New York, Settlement Backed Bonds, Series 2005A, 5.000%, 6/01/45	11/15 at 100.00	BB+	2,944,274
1,350	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	6/16 at 100.00	B	1,340,105
12,415	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	6/16 at 100.00	B	11,053,446
320	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	12/15 at 100.00	A1	320,448
395	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.750%, 6/01/33	11/15 at 100.00	A1	395,020
75	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	11/15 at 100.00	A1	74,270
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
2,830	4.750%, 6/01/22	6/16 at 100.00	BBB–	2,841,377
4,390	5.000%, 6/01/26	6/16 at 100.00	BB–	4,452,777
3,800	5.000%, 6/01/34	6/16 at 100.00	B	3,543,994
7,530	5.125%, 6/01/42	6/16 at 100.00	B	6,676,399
36,200	Total Consumer Staples			33,642,110
	Education and Civic Organizations – 26.4% (18.2% of Total Investments)
1,295	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	1,328,566
1,855	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	B	1,531,377
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
2,950	6.250%, 7/15/40	1/20 at 100.00	BBB–	3,362,558
1,000	6.375%, 7/15/43	1/20 at 100.00	BBB–	1,148,370
3,265	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B	3,343,458
	Build New York City Resource Corporation, New York, Revenue Bonds, City University of New York – Queens College, Q Student Residences, LLC Project, Refunding Series 2014A:
1,025	5.000%, 6/01/32	6/24 at 100.00	Aa2	1,180,851
2,070	5.000%, 6/01/43	6/24 at 100.00	Aa2	2,307,740
300	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	304,806
5,575	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	AA	5,872,871
2,120	Dormitory Authority of the State of New York, General Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/20 – AMBAC Insured	No Opt. Call	AA–	2,514,532
1,760	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	1,952,949

Nuveen Investments	31

NAN	Nuveen New York Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	September 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$2,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/29 – FGIC Insured	No Opt. Call	AA–	$2,324,620
5,090	Dormitory Authority of the State of New York, Icahn School of Medicine at Mount Sinai, Revenue Bonds, Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	A–	5,581,440
3,500	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	Aa2	3,978,695
3,915	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2013A, 5.000%, 7/01/27	7/23 at 100.00	Aa3	4,611,361
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2015A:
1,120	5.000%, 7/01/31	No Opt. Call	Aa3	1,313,312
1,245	5.000%, 7/01/33	No Opt. Call	Aa3	1,449,554
2,500	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	2,869,300
2,100	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.250%, 7/01/29	7/19 at 100.00	Baa2	2,309,769
1,750	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	1,981,543
1,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A–	2,181,741
290	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	AA–	323,414
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A:
1,000	5.000%, 7/01/34	No Opt. Call	AA–	1,168,440
2,300	5.000%, 7/01/35	No Opt. Call	AA–	2,676,855
10,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	11,351,100
1,600	Dormitory Authority of the State of New York, Revenue Bonds, St. Joseph's College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Ba1	1,704,208
7,015	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Refunding, Series 2007-A1, 5.000%, 8/01/46	8/17 at 100.00	Ba3	6,683,260
250	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2009B, 5.250%, 2/01/39	2/19 at 100.00	A	275,930
	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013:
1,005	5.000%, 9/01/38	9/23 at 100.00	A	1,118,002
265	5.000%, 9/01/43	9/23 at 100.00	A	292,859
4,445	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB	4,945,774
5,000	Madison County Capital Resource Corporation, New York, Revenue Bonds, Colgate University Project, Refunding Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	AA	5,719,350
1,260	Madison County Capital Resource Corporation, New York, Revenue Bonds, Colgate University Project, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,420,486
890	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2011, 6.000%, 6/01/30	6/21 at 100.00	BBB+	1,001,526
	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
75	5.000%, 7/01/40	7/25 at 100.00	BBB	81,509
85	5.000%, 7/01/45	7/25 at 100.00	BBB	91,803

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
$1,000	5.000%, 1/01/31 – AMBAC Insured	1/17 at 100.00	BB+	$1,027,100
235	5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	BB+	240,725
3,515	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	BB+	3,595,388
5,050	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	BB+	5,140,142
400	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	BB+	408,752
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
7,555	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	7,634,855
2,750	4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	AA–	2,825,708
1,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	A	1,106,210
1,500	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife Conservation Society, Series 2013A, 5.000%, 8/01/33	8/23 at 100.00	AA–	1,726,710
1,515	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2015, 5.000%, 7/01/40	7/25 at 100.00	Baa2	1,627,398
835	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB+	884,941
	St. Lawrence County Industrial Development Agency Civic Development Corporation, New York, Revenue Bonds, Clarkson University Project, Series 2012A:
1,050	5.250%, 9/01/33	3/22 at 100.00	A3	1,184,379
1,750	5.000%, 9/01/41	3/22 at 100.00	A3	1,916,548
2,260	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	2,508,645
1,000	Yonkers Industrial Development Agency, New York, Civic Facility Revenue Bonds, Sarah Lawrence College Project, Series 2001A Remarketed, 6.000%, 6/01/41	6/19 at 100.00	BBB	1,128,260
115,285	Total Education and Civic Organizations			125,259,690
	Financials – 2.9% (2.0% of Total Investments)
4,725	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	5,597,944
6,885	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	8,409,613
11,610	Total Financials			14,007,557
	Health Care – 8.6% (6.0% of Total Investments)
1,860	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	11/15 at 100.00	AA–	1,867,124
3,320	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	11/15 at 100.00	AA–	3,333,014
	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010:
350	5.000%, 7/01/26	7/20 at 100.00	A	390,803
350	5.200%, 7/01/32	7/20 at 100.00	A	388,703
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
4,665	6.500%, 12/01/21	12/18 at 100.00	Ba1	5,258,901
2,420	6.125%, 12/01/29	12/18 at 100.00	Ba1	2,664,638
4,800	6.250%, 12/01/37	12/18 at 100.00	Ba1	5,252,832
1,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2011A, 5.000%, 5/01/41	5/21 at 100.00	A	1,089,510

Nuveen Investments	33

NAN	Nuveen New York Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	September 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$3,700	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2015A, 5.000%, 5/01/43	5/25 at 100.00	A	$4,086,687
5,500	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40	7/20 at 100.00	A–	6,301,570
500	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest System Inc, Series 2010A, 5.750%, 7/01/30	7/20 at 100.00	A–	574,305
710	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30	11/15 at 100.00	BB	712,975
715	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/35	2/21 at 100.00	AA	841,655
3,200	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28	7/21 at 100.00	BBB+	3,532,160
1,865	Yates County Industrial Development Agency, New York, FHA-Insured Civic Facility Mortgage Revenue Bonds, Soldiers and Sailors Memorial Hospital, Series 1999A, 5.650%, 2/01/39	2/16 at 100.00	N/R	1,856,943
2,265	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/16 at 100.00	B+	2,269,145
650	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001B, 7.125%, 7/01/31	11/15 at 100.00	B+	651,190
37,870	Total Health Care			41,072,155
	Housing/Multifamily – 2.6% (1.8% of Total Investments)
400	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A, 5.000%, 5/01/40	5/20 at 100.00	AA	438,720
5	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2002A, 5.500%, 11/01/34 (Alternative Minimum Tax)	11/15 at 100.00	AA+	5,012
4,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009J, 4.800%, 5/01/36	5/19 at 100.00	AA+	4,172,320
705	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA+	732,749
2,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%, 11/01/37 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	2,049,260
600	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	624,354
2,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2010A, 5.000%, 11/01/42	5/20 at 100.00	Aa2	2,083,820
1,385	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	1,414,404
830	New York State Housing Finance Agency, Secured Mortgage Program Multifamily Housing Revenue Bonds, Series 1999I, 6.200%, 2/15/20 (Alternative Minimum Tax)	2/16 at 100.00	Aa1	832,316
11,925	Total Housing/Multifamily			12,352,955
	Housing/Single Family – 0.1% (0.1% of Total Investments)
645	Guam Housing Corporation, Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1998A, 5.750%, 9/01/31 (Alternative Minimum Tax)	No Opt. Call	N/R	706,965
	Industrials – 3.8% (2.6% of Total Investments)
445	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (Alternative Minimum Tax)	1/25 at 100.00	N/R	475,167
17,145	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	17,379,886
17,590	Total Industrials			17,855,053

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 2.4% (1.6% of Total Investments)
$2,095	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	$2,252,858
1,275	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	Baa3	1,294,903
	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005:
100	5.125%, 7/01/30 – ACA Insured	11/15 at 100.00	N/R	99,998
850	5.000%, 7/01/35 – ACA Insured	11/15 at 100.00	N/R	849,830
3,240	East Rochester Housing Authority, New York, Senior Living Revenue Bonds, Woodland Village Project, Series 2006, 5.500%, 8/01/33	8/16 at 101.00	N/R	3,286,494
685	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001A-1, 7.250%, 7/01/16	1/16 at 100.00	N/R	688,124
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
935	5.500%, 7/01/18	7/16 at 101.00	N/R	927,604
1,155	5.800%, 7/01/23	7/16 at 101.00	N/R	1,140,794
	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1:
250	5.500%, 7/01/18	7/16 at 100.00	N/R	194,445
340	5.800%, 7/01/23	7/16 at 101.00	N/R	255,989
170	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23	7/16 at 101.00	N/R	167,909
11,095	Total Long-Term Care			11,158,948
	Tax Obligation/General – 12.4% (8.6% of Total Investments)
	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D-1:
11,130	5.125%, 12/01/25 (UB)	12/17 at 100.00	AA	12,163,087
10,000	5.125%, 12/01/26 (UB)	12/17 at 100.00	AA	10,935,100
400	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	451,864
1,000	New York City, New York, General Obligation Bonds, Fiscal 2012 Series B, 5.000%, 8/01/30	No Opt. Call	AA	1,154,880
980	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I, 5.000%, 8/01/32	8/22 at 100.00	AA	1,113,907
5,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	5,993,250
8,365	New York City, New York, General Obligation Bonds, Fiscal 2015 Series B, 5.000%, 8/01/30	8/24 at 100.00	AA	9,718,205
5	New York City, New York, General Obligation Bonds, Fiscal Series 2004C, 5.250%, 8/15/16	11/15 at 100.00	AA	5,021
25	New York City, New York, General Obligation Bonds, Fiscal Series 2006J-1, 5.000%, 6/01/25	6/16 at 100.00	AA	25,791
3,665	New York City, New York, General Obligation Bonds, Fiscal Series 2007A, 5.000%, 8/01/25	8/16 at 100.00	AA	3,805,296
3,775	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/28	No Opt. Call	AA	4,385,569
	New York City, New York, General Obligation Bonds, Tender Option Bond Trust 3324:
3,125	18.353%, 3/01/21 (IF) (4)	No Opt. Call	AA	5,055,125
1,525	18.353%, 3/01/21 (IF) (4)	No Opt. Call	AA	2,466,901
	Rochester, New York, General Obligation Bonds, Series 1999:
720	5.250%, 10/01/18 – NPFG Insured	No Opt. Call	AA–	812,347
720	5.250%, 10/01/19 – NPFG Insured	No Opt. Call	AA–	835,150
50,435	Total Tax Obligation/General			58,921,493

Nuveen Investments	35

NAN	Nuveen New York Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	September 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 26.2% (18.0% of Total Investments)
$590	Dormitory Authority of the State of New York, Department of Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 – CIFG Insured	11/15 at 100.00	AA	$592,466
2,500	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993A, 5.875%, 5/15/17 – FGIC Insured	No Opt. Call	AA	2,635,350
980	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/41	3/21 at 100.00	AAA	1,111,222
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/33	No Opt. Call	AAA	1,135,410
5,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2013A, 5.000%, 2/15/43	2/23 at 100.00	AAA	5,620,100
2,580	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014C. Group C, 5.000%, 3/15/44	3/24 at 100.00	AAA	2,880,183
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2013A, 5.000%, 3/15/43	3/23 at 100.00	AAA	1,123,160
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2014A, 5.000%, 3/15/38	3/24 at 100.00	AAA	1,148,020
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
6,700	5.750%, 2/15/47	2/21 at 100.00	A	7,644,901
2,000	5.250%, 2/15/47	2/21 at 100.00	A	2,194,860
5,500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47	2/17 at 100.00	A	5,738,535
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding Series 2012A:
1,815	5.000%, 11/15/27	No Opt. Call	AA	2,159,614
2,250	5.000%, 11/15/29	11/22 at 100.00	AA	2,645,955
2,175	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.750%, 7/01/18	No Opt. Call	AA	2,461,143
3,370	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/16 at 100.00	A–	3,379,099
6,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA	6,824,414
1,870	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2013S-1, 5.000%, 7/15/31	No Opt. Call	AA	2,149,584
465	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 5.000%, 11/01/30	5/17 at 100.00	AAA	492,375
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2012 Series E-1:
3,775	5.000%, 2/01/37	2/22 at 100.00	AAA	4,262,164
3,950	5.000%, 2/01/42	2/22 at 100.00	AAA	4,425,620
3,090	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29	No Opt. Call	AAA	3,590,147
7,860	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	8,842,657
4,170	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	4,766,060
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35	11/20 at 100.00	AAA	5,895,550
2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Series 2011-D1, 5.000%, 2/01/35	2/21 at 100.00	AAA	2,304,820

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,400	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Tender Option Bond Trust 2015-XF0080, 13.516%, 5/01/32 (IF)	5/19 at 100.00	AAA	$3,160,944
6,000	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A, 5.750%, 4/01/41	4/21 at 100.00	AA–	7,119,660
5,550	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA+	5,969,469
11,300	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (4)	No Opt. Call	AA+	13,415,473
2,110	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A, 5.000%, 3/15/29	9/20 at 100.00	AAA	2,439,076
1,330	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 13.250%, 3/15/37 (IF) (4)	3/17 at 100.00	AAA	1,545,540
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
16,000	0.000%, 8/01/43 – NPFG Insured	No Opt. Call	AA–	2,751,840
12,500	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	1,933,125
134,330	Total Tax Obligation/Limited			124,358,536
	Transportation – 18.7% (12.9% of Total Investments)
7,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2015D-1, 5.000%, 11/15/30	11/25 at 100.00	AA–	8,737,050
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D:
4,000	5.000%, 11/15/34	11/20 at 100.00	AA–	4,522,080
1,560	5.250%, 11/15/40	11/20 at 100.00	AA–	1,751,693
6,640	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012E, 5.000%, 11/15/42	No Opt. Call	AA–	7,373,520
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E, 5.000%, 11/15/31	11/23 at 100.00	AA–	2,291,120
5,425	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015A-1, 5.000%, 11/15/45	5/25 at 100.00	AA–	6,042,636
3,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	3,171,930
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
200	5.750%, 10/01/37 (5)	10/17 at 100.00	N/R	71,358
5,500	5.875%, 10/01/46 (6)	10/17 at 102.00	N/R	1,962,345
5,585	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/15 at 100.00	BB	5,601,196
3,100	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, Terminal One Group JFK Project, Series 2005, 5.500%, 1/01/24 (Alternative Minimum Tax)	1/16 at 100.00	A3	3,137,727
2,850	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	3,171,737
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014:
6,000	5.000%, 9/01/33	9/24 at 100.00	AA–	6,968,520
4,000	5.000%, 9/01/34	9/24 at 100.00	AA–	4,618,520
8,780	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Ninth Series 2015, 5.000%, 5/01/45	5/25 at 100.00	AA–	9,966,880
1,520	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 18.072%, 3/16/17 – AGM Insured (IF)	No Opt. Call	AA	1,963,962
5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Sixty Sixth Series 2011, 5.000%, 1/15/41	1/21 at 100.00	AA–	5,516,600

Nuveen Investments	37

NAN	Nuveen New York Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	September 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
$1,020	6.500%, 12/01/28	12/15 at 100.00	BBB	$1,030,129
5,000	6.000%, 12/01/36	12/20 at 100.00	BBB	5,823,700
780	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	AA–	941,905
3,500	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Tender Option Bond Trust 1184, 9.261%, 5/15/16 (IF)	No Opt. Call	AA–	4,246,552
82,960	Total Transportation			88,911,160
	U.S. Guaranteed – 12.7% (8.7% of Total Investments) (7)
1,000	Dormitory Authority of the State of New York , Revenue Bonds, NYU Hospitals Center, Refunding Series 2007A, 5.000%, 7/01/36 (Pre-refunded 7/01/17)	7/17 at 100.00	A3 (7)	1,076,140
11,050	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006, 5.000%, 7/01/35 (Pre-refunded 7/01/16) (UB)	7/16 at 100.00	AA (7)	11,448,353
5,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	AA– (7)	5,380,700
2,800	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2005A, 5.000%, 11/01/34 (Pre-refunded 11/01/16)	11/16 at 100.00	A (7)	2,942,604
3,500	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37 (Pre-refunded 7/01/17)	7/17 at 100.00	A3 (7)	3,804,535
2,595	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36 (Pre-refunded 11/15/16)	11/16 at 100.00	N/R (7)	2,758,485
	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
1,395	5.250%, 2/01/27 (Pre-refunded 2/01/17)	2/17 at 100.00	Aaa	1,484,461
1,235	5.500%, 2/01/32 (Pre-refunded 2/01/17)	2/17 at 100.00	Aaa	1,318,313
4,600	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Pre-refunded 11/20/15) (Alternative Minimum Tax)	11/15 at 100.00	A– (7)	4,618,308
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
1,030	5.500%, 7/01/18 (Pre-refunded 7/01/16)	7/16 at 101.00	N/R (7)	1,081,037
675	5.800%, 7/01/23 (Pre-refunded 7/01/16)	7/16 at 101.00	N/R (7)	709,972
735	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 5.000%, 11/01/30 (Pre-refunded 5/01/17)	5/17 at 100.00	N/R (7)	786,604
35	New York City, New York, General Obligation Bonds, Fiscal Series 2007A, 5.000%, 8/01/25 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (7)	36,372
	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A:
2,920	5.000%, 12/15/26 (Pre-refunded 12/15/17) (UB)	12/17 at 100.00	AAA	3,195,677
7,020	5.000%, 12/15/27 (Pre-refunded 12/15/17) (UB)	12/17 at 100.00	AAA	7,682,758
820	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 (Pre-refunded 11/15/15) – FGIC Insured	11/15 at 100.00	Aa1 (7)	825,035
1,600	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 1993B, 5.000%, 1/01/20 (ETM)	No Opt. Call	AA+ (7)	1,787,504
7,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30 (Pre-refunded 1/01/22)	1/22 at 100.00	AA+ (7)	9,221,100
55,510	Total U.S. Guaranteed			60,157,958

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 12.9% (8.9% of Total Investments)
$3,500	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	$3,717,140
370	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	398,253
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
7,300	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	AA–	7,512,575
5,300	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	AA–	5,443,842
250	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–	256,275
1,460	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A–	1,613,548
	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA	1,106,470
8,265	5.000%, 5/01/38	5/21 at 100.00	A–	9,033,562
1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/37	No Opt. Call	A–	1,369,938
11,760	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	11,845,730
4,075	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/16 at 100.00	N/R	4,075,489
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
3,800	5.000%, 12/15/33	12/23 at 100.00	AAA	4,433,384
1,060	5.000%, 12/15/34	12/23 at 100.00	AAA	1,232,441
8,030	5.000%, 12/15/41	12/23 at 100.00	AAA	9,165,362
57,420	Total Utilities			61,204,009
	Water and Sewer – 6.6% (4.5% of Total Investments)
4,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	4,379,960
4,140	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	4,582,193
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal Series 2014DD, 5.000%, 6/15/35	6/24 at 100.00	AA+	5,742,550
3,840	New York State Environmental Facilities Corporation, Revenue Bonds, State Revolving Funds Master Financing, Series 2010C, 5.000%, 10/15/35	4/20 at 100.00	AAA	4,347,610
9,750	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Series 2011B, 5.000%, 6/15/41	6/21 at 100.00	AAA	10,946,714
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated SRF Series 2015A, 5.000%, 6/15/40	6/25 at 100.00	AAA	1,160,470
27,730	Total Water and Sewer			31,159,497
$655,905	Total Municipal Bonds (cost $644,831,311)			686,237,898

Nuveen Investments	39

NAN	Nuveen New York Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	September 30, 2015

Shares	Description (1)	Value
	COMMON STOCKS – 0.6% (0.4% of Total Investments)
	Airlines – 0.6% (0.4% of Total Investments)
78,264	American Airlines Group Inc., (8)	$3,038,991
	Total Common Stocks (cost $2,431,776)	3,038,991
	Total Long-Term Investments (cost $647,263,088)	689,276,889
	Floating Rate Obligations – (7.7)%	(36,730,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (19.8)% (9)	(94,000,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (18.7)% (10)	(89,000,000)
	Other Assets Less Liabilities – 1.0%	5,295,144
	Net Assets Applicable to Common Shares – 100%	$474,842,033

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
On April 1, 2013, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 5.750% to 2.300%.

(6)
On April 1, 2013, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 5.875% to 2.350%.

(7)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(8)
On November 28, 2011, AMR Corp. ("AMR"), the parent company of American Airlines Group, Inc. ("AAL") filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR's unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120– day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(9)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 13.6%.
(10)	Variable Rate Demand Preferred Shares, at Liquidation Value, as a percentage of Total Investments is 12.9%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

40	Nuveen Investments

NRK
Nuveen New York AMT-Free Municipal Income Fund
	Portfolio of Investments	September 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 146.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 146.8% (100.0% of Total Investments)
	Consumer Staples – 7.1% (4.8% of Total Investments)
$8,500	Erie County Tobacco Asset Securitization Corporation, New York, Settlement Backed Bonds, Series 2005A, 5.000%, 6/01/45	12/15 at 100.00	BB+	$8,086,050
26,865	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	6/16 at 100.00	B	23,918,714
525	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	12/15 at 100.00	A1	525,735
660	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.750%, 6/01/33	12/15 at 100.00	A1	660,033
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
4,770	5.000%, 6/01/34	6/16 at 100.00	B	4,448,645
58,315	5.125%, 6/01/42	6/16 at 100.00	B	51,704,412
99,635	Total Consumer Staples			89,343,589
	Education and Civic Organizations – 27.0% (18.4% of Total Investments)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
9,995	0.000%, 7/15/45	No Opt. Call	BBB–	2,335,532
29,145	0.000%, 7/15/47	No Opt. Call	BBB–	6,177,283
	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
250	5.000%, 4/01/33	4/23 at 100.00	BBB–	263,703
2,535	5.500%, 4/01/43	4/23 at 100.00	BBB–	2,748,168
3,655	Dobbs Ferry Local Development Corporation, New York, Revenue Bonds, Mercy College Project, Series 2014, 5.000%, 7/01/44	No Opt. Call	A	3,984,462
790	Dormitory Authority of the State of New York, 853 Schools Program Insured Revenue Bonds, St. Anne Institute, Issue 2, Series 1998E, 5.000%, 7/01/18 – AMBAC Insured	1/16 at 100.00	N/R	793,223
	Dormitory Authority of the State of New York, General Revenue Bonds, New York University, Series 2001-1:
1,500	5.500%, 7/01/24 – AMBAC Insured	No Opt. Call	AA–	1,897,560
4,000	5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	AA–	5,070,160
4,990	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	5,537,054
1,655	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2015A, 5.000%, 7/01/37	7/25 at 100.00	A–	1,864,374
4,265	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	AA–	4,975,720
12,970	Dormitory Authority of the State of New York, Icahn School of Medicine at Mount Sinai, Revenue Bonds, Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	A–	14,222,254
6,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured	No Opt. Call	AA–	6,795,660
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro College and University System, Series 2014A:
1,685	5.250%, 1/01/34	7/24 at 100.00	BBB–	1,841,756
2,185	5.500%, 1/01/39	7/24 at 100.00	BBB–	2,359,538
2,820	5.500%, 1/01/44	7/24 at 100.00	BBB–	3,043,118
6,215	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	Aa2	6,888,147

Nuveen Investments	41

NRK	Nuveen New York AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	September 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$4,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	Aa2	$5,365,838
3,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	Aa2	4,262,888
14,585	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2013A, 5.000%, 7/01/27	7/23 at 100.00	Aa3	17,179,233
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2015A:
3,095	5.000%, 7/01/31	No Opt. Call	Aa3	3,629,197
3,465	5.000%, 7/01/33	No Opt. Call	Aa3	4,034,300
	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A:
405	5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	AA–	433,905
1,320	5.000%, 7/01/37 – NPFG Insured	7/17 at 100.00	AA–	1,395,702
9,180	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	10,536,070
	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011:
1,000	5.625%, 11/01/35 – AGM Insured	5/21 at 100.00	AA	1,180,250
5,980	5.750%, 11/01/40 – AGM Insured	5/21 at 100.00	AA	6,950,076
3,000	Dormitory Authority of the State of New York, Revenue Bonds, Fordham University, Series 2008B, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	A2	3,268,050
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.250%, 7/01/29	7/19 at 100.00	Baa2	1,099,890
875	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	990,771
3,250	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 1998A, 6.000%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	3,705,813
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009A:
10,000	5.250%, 7/01/34	7/19 at 100.00	AA–	11,289,100
3,890	5.000%, 7/01/39	7/19 at 100.00	AA–	4,338,206
13,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009B, 5.000%, 7/01/39	7/19 at 100.00	AA–	15,013,890
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A:
9,000	5.000%, 7/01/34	No Opt. Call	AA–	10,515,960
8,955	5.000%, 7/01/45	7/25 at 100.00	AA–	10,211,207
2,800	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2008C, 5.000%, 7/01/37	7/20 at 100.00	Aa1	3,183,768
	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A:
5,000	5.000%, 7/01/35	7/20 at 100.00	Aa1	5,692,600
11,560	5.000%, 7/01/40	7/20 at 100.00	Aa1	13,121,872
	Dormitory Authority of the State of New York, Revenue Bonds, Pratt Institute, Series 2015A:
800	5.000%, 7/01/39	7/24 at 100.00	A3	889,120
1,500	5.000%, 7/01/44	7/24 at 100.00	A3	1,652,835
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
2,500	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	2,911,625
2,000	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	2,359,900
1,815	Dormitory Authority of the State of New York, Revenue Bonds, St. Joseph's College, Series 2010, 5.250%, 7/01/25	7/17 at 100.00	Ba1	1,884,623
1,250	Dormitory Authority of the State of New York, Revenue Bonds, University of Rochester, Refunding Series 2009A, 5.125%, 7/01/39	No Opt. Call	AA–	1,401,113

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$1,000	Dutchess County Local Development Corporation, New York, Revenue Bonds, Marist College Project, Series 2013A, 5.000%, 7/01/39	7/23 at 100.00	A2	$1,096,760
	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013:
1,785	5.000%, 9/01/38	9/23 at 100.00	A	1,985,705
1,785	5.000%, 9/01/43	9/23 at 100.00	A	1,972,657
1,400	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint John Fisher College, Series 2014A, 5.500%, 6/01/39	6/24 at 100.00	BBB+	1,560,090
	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
325	5.000%, 7/01/40	7/25 at 100.00	BBB	353,204
350	5.000%, 7/01/45	7/25 at 100.00	BBB	378,014
	New York City Industrial Development Agency, New York, Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Series 2009:
1,000	6.125%, 1/01/29 – AGC Insured	1/19 at 100.00	AA	1,130,260
1,000	6.375%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	1,138,770
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
6,815	5.000%, 1/01/31 – AMBAC Insured	1/17 at 100.00	BB+	6,999,687
5,000	5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	BB+	5,121,800
1,030	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	BB+	1,048,386
14,500	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	BB+	14,817,260
4,730	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	5,563,379
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
4,280	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB	4,399,754
31,650	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	AA–	32,628,617
20,210	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	20,423,620
3,400	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	A	3,761,114
	Niagara Area Development Corporation, New York, Niagara University Project, Series 2012A:
600	5.000%, 5/01/35	5/22 at 100.00	BBB+	642,666
1,000	5.000%, 5/01/42	5/22 at 100.00	BBB+	1,059,150
1,450	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	Baa2	1,533,216
1,000	Onongada County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse University Project, Series 2011, 5.000%, 12/01/36	12/21 at 100.00	AA–	1,139,990
	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College, Series 2011:
1,390	5.500%, 7/01/33 – AGM Insured	1/21 at 100.00	A2	1,556,216
1,000	5.250%, 7/01/36 – AGM Insured	1/21 at 100.00	A2	1,100,890
4,000	5.375%, 7/01/41 – AGM Insured	1/21 at 100.00	A2	4,408,240
3,700	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	4,107,074
339,280	Total Education and Civic Organizations			339,222,033
	Financials – 1.5% (1.0% of Total Investments)
1,615	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	1,913,371
13,835	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	16,898,622
15,450	Total Financials			18,811,993

Nuveen Investments	43

NRK	Nuveen New York AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	September 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 8.6% (5.9% of Total Investments)
$1,250	Build New York City Resource Corporation, New York, Revenue Bonds, New York Methodist Hospital Project, Series 2014, 5.000%, 7/01/27	7/24 at 100.00	A–	$1,427,200
2,490	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Hospital for Special Surgery, Series 2009, 6.250%, 8/15/34	8/19 at 100.00	AA+	2,930,282
7,395	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	AA	7,921,746
	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004:
9,330	5.000%, 8/01/29 – FGIC Insured	12/15 at 100.00	AA–	9,365,734
425	5.000%, 8/01/33 – FGIC Insured	12/15 at 100.00	AA–	426,517
8,035	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	12/15 at 100.00	AA–	8,066,497
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
3,880	6.000%, 12/01/15	No Opt. Call	Ba1	3,912,476
4,345	6.000%, 12/01/16	No Opt. Call	Ba1	4,579,587
5,430	6.500%, 12/01/21	12/18 at 100.00	Ba1	6,121,293
6,780	6.125%, 12/01/29	12/18 at 100.00	Ba1	7,465,390
14,770	6.250%, 12/01/37	12/18 at 100.00	Ba1	16,163,401
	Dormitory Authority of the State of New York, Revenue Bonds, Health Quest System Inc., Series 2007B:
3,865	5.250%, 7/01/27 – AGC Insured	7/17 at 100.00	AA	4,135,164
3,500	5.125%, 7/01/37 – AGC Insured	7/17 at 100.00	AA	3,708,250
4,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2011A, 5.000%, 5/01/41	5/21 at 100.00	A	4,358,040
900	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest System Inc, Series 2010A, 5.750%, 7/01/40 – AGM Insured	7/20 at 100.00	A–	1,016,487
1,875	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/35	2/21 at 100.00	AA	2,207,138
3,900	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2013A, 5.000%, 12/01/42	12/22 at 100.00	A–	4,169,646
6,540	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28	7/21 at 100.00	BBB+	7,218,852
5,050	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C2, 6.125%, 11/01/37	11/20 at 100.00	Baa1	5,678,826
5,740	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/16 at 100.00	B+	5,750,504
2,035	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001B, 7.125%, 7/01/31	12/15 at 100.00	B+	2,038,724
101,535	Total Health Care			108,661,754
	Housing/Multifamily – 0.3% (0.2% of Total Investments)
	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A:
1,000	5.000%, 5/01/40	5/20 at 100.00	AA	1,096,800
1,000	5.000%, 5/01/45 – AGM Insured	5/20 at 100.00	AA	1,096,080
1,040	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA+	1,080,934
450	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	468,266
	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A:
5	6.100%, 11/01/15 – AGM Insured	10/15 at 100.00	AA	5,025
295	6.125%, 11/01/20 – AGM Insured	11/15 at 100.00	AA	295,814
3,790	Total Housing/Multifamily			4,042,919

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 3.1% (2.1% of Total Investments)
$38,030	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	$38,551,011
	Long-Term Care – 0.2% (0.1% of Total Investments)
800	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	860,280
1,225	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc. Project, Refunding Series 2010, 6.000%, 12/01/40	12/20 at 100.00	BBB–	1,338,619
2,025	Total Long-Term Care			2,198,899
	Tax Obligation/General – 7.0% (4.8% of Total Investments)
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Series 2009C, 5.000%, 10/01/29 – AGC Insured	10/19 at 100.00	AA	1,110,580
210	Nassau County, New York, General Obligation Improvement Bonds, Series 1993H, 5.500%, 6/15/16 – NPFG Insured	No Opt. Call	AA–	217,476
1,200	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	1,355,592
	New York City, New York, General Obligation Bonds, Fiscal 2012 Series A-1:
6,085	5.000%, 10/01/31	No Opt. Call	AA	6,989,292
1,000	5.000%, 10/01/33	10/22 at 100.00	AA	1,136,970
1,570	5.000%, 10/01/34	No Opt. Call	AA	1,781,856
8,665	New York City, New York, General Obligation Bonds, Fiscal 2012 Series B, 5.000%, 8/01/30	No Opt. Call	AA	10,007,034
	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I:
1,000	5.000%, 8/01/30	8/22 at 100.00	AA	1,154,880
2,000	5.000%, 8/01/31	8/22 at 100.00	AA	2,290,700
	New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1:
5,000	5.000%, 3/01/29	3/23 at 100.00	AA	5,834,250
3,400	5.000%, 3/01/31	3/23 at 100.00	AA	3,924,994
2,190	5.000%, 3/01/32	3/23 at 100.00	AA	2,509,127
1,000	5.000%, 3/01/33	3/23 at 100.00	AA	1,142,850
3,735	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	4,476,958
8,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series D-1, 5.000%, 8/01/30	8/23 at 100.00	AA	9,328,320
7,665	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/33	8/24 at 100.00	AA	8,776,425
5	New York City, New York, General Obligation Bonds, Fiscal Series 2001D, 5.000%, 8/01/16 – FGIC Insured	12/15 at 100.00	AA	5,020
5	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/20 – AGM Insured	12/15 at 100.00	AA	5,020
	New York City, New York, General Obligation Bonds, Series 2011D-I:
2,785	5.000%, 10/01/30	10/21 at 100.00	AA	3,237,423
2,880	5.000%, 10/01/34	No Opt. Call	AA	3,305,837
3,345	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/28	No Opt. Call	AA	3,886,020
	Rensselaer County, New York, General Obligation Bonds, Series 1991:
960	6.700%, 2/15/16 – AMBAC Insured	No Opt. Call	AA	982,954
960	6.700%, 2/15/17 – AMBAC Insured	No Opt. Call	AA	1,038,461
960	6.700%, 2/15/18 – AMBAC Insured	No Opt. Call	AA	1,091,194
960	6.700%, 2/15/19 – AMBAC Insured	No Opt. Call	AA	1,140,173
960	6.700%, 2/15/20 – AMBAC Insured	No Opt. Call	AA	1,187,155
747	6.700%, 2/15/21 – AMBAC Insured	No Opt. Call	AA	958,446
	Rochester, New York, General Obligation Bonds, Series 1999:
735	5.250%, 10/01/20 – NPFG Insured	No Opt. Call	AA–	871,747
735	5.250%, 10/01/21 – NPFG Insured	No Opt. Call	AA–	887,615
730	5.250%, 10/01/22 – NPFG Insured	No Opt. Call	AA–	894,871
730	5.250%, 10/01/23 – NPFG Insured	No Opt. Call	AA–	906,930
730	5.250%, 10/01/24 – NPFG Insured	No Opt. Call	AA–	897,550
730	5.250%, 10/01/25 – NPFG Insured	No Opt. Call	AA–	909,076
725	5.250%, 10/01/26 – NPFG Insured	No Opt. Call	AA–	909,201

Nuveen Investments	45

NRK	Nuveen New York AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	September 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,145	Three Village Central School District, Brookhaven and Smithtown, Suffolk County, New York, General Obligation Bonds, Series 2005, 5.000%, 6/01/18 – FGIC Insured	No Opt. Call	Aa2	$1,269,977
1,620	West Islip Union Free School District, Suffolk County, New York, General Obligation Bonds, Series 2005, 5.000%, 10/01/16 – AGM Insured	10/15 at 100.00	Aa3	1,626,415
76,167	Total Tax Obligation/General			88,048,389
	Tax Obligation/Limited – 46.1% (31.4% of Total Investments)
1,225	Dormitory Authority of the State of New York, 853 Schools Program Insured Revenue Bonds, Harmony Heights School, Issue 1, Series 1999C, 5.500%, 7/01/18 – AMBAC Insured	1/16 at 100.00	N/R	1,230,500
90	Dormitory Authority of the State of New York, 853 Schools Program Insured Revenue Bonds, Vanderheyden Hall Inc., Issue 2, Series 1998F, 5.250%, 7/01/18 – AMBAC Insured	12/15 at 100.00	N/R	90,386
680	Dormitory Authority of the State of New York, Insured Revenue Bonds, 853 Schools Program – Anderson School, Series 1999E, Issue 2, 5.750%, 7/01/19 – AMBAC Insured	1/16 at 100.00	N/R	683,189
6,435	Dormitory Authority of the State of New York, Insured Revenue Bonds, Special Act School District Program, Series 1999, 5.750%, 7/01/19 – NPFG Insured	1/16 at 100.00	AA–	6,463,829
1,000	Dormitory Authority of the State of New York, Master Lease Program Revenue Bonds, Nassau County Board of Cooperative Educational Services, Series 2009, 5.000%, 8/15/28 – AGC Insured	8/19 at 100.00	AA	1,106,770
10,840	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series 2004-2, 5.000%, 7/01/20 – FGIC Insured	12/15 at 100.00	AA	10,883,251
1,000	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009A, 5.625%, 10/01/29 – AGC Insured	10/19 at 100.00	AA	1,143,130
4,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, 1989 Resolution, Series 2000C, 5.750%, 5/15/16 – AGM Insured	No Opt. Call	AA	4,138,480
1,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993A, 5.500%, 5/15/19 – AMBAC Insured	No Opt. Call	Aa2	1,117,790
2,610	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue Bonds, City University System, Series 1993A, 5.750%, 7/01/18 – AGM Insured	No Opt. Call	AA	2,805,098
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C:
995	5.000%, 3/15/34	No Opt. Call	AAA	1,143,394
25,100	5.000%, 3/15/41	3/21 at 100.00	AAA	28,460,890
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D:
7,550	5.000%, 2/15/33	No Opt. Call	AAA	8,572,346
10,000	5.000%, 2/15/40	No Opt. Call	AAA	11,173,800
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A:
2,500	5.000%, 2/15/26	2/24 at 100.00	AAA	3,018,125
5,000	5.000%, 2/15/29	2/24 at 100.00	AAA	5,854,650
10,000	5.000%, 2/15/30	2/24 at 100.00	AAA	11,652,300
7,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014C. Group C, 5.000%, 3/15/44	3/24 at 100.00	AAA	7,814,450
1,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015A, 5.000%, 3/15/31	3/25 at 100.00	AAA	1,755,540
28,280	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2013A, 5.000%, 3/15/43	3/23 at 100.00	AAA	31,762,964
3,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2014A, 5.000%, 3/15/34	3/24 at 100.00	AAA	3,475,620
8,100	Erie County Industrial Development Agency, New York, School Facility Refunding Revenue Bonds, Buffalo City School District, Series 2013A, 5.000%, 5/01/28	5/23 at 100.00	AA	9,507,618
10,125	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2009A, 5.000%, 5/01/31	5/19 at 100.00	AA	11,210,603

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
$23,030	5.750%, 2/15/47	2/21 at 100.00	A	$26,277,920
6,000	5.250%, 2/15/47	2/21 at 100.00	A	6,584,580
1,850	5.000%, 2/15/47 – AGM Insured	2/21 at 100.00	AA	1,998,148
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A:
51,590	5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	53,827,457
4,200	5.000%, 2/15/47 – AGM Insured	2/17 at 100.00	AA	4,391,520
	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A:
1,000	5.750%, 7/01/18 – AGM Insured	No Opt. Call	AA	1,132,440
9,000	5.750%, 7/01/18 – AGM Insured (UB)	No Opt. Call	AA	10,191,960
3,675	Monroe County Industrial Development Agency, New York, School Facility Revenue Bonds, Rochester Schools Modernization Project, Series 2013, 5.000%, 5/01/28	5/23 at 100.00	AA	4,252,159
560	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/16 at 100.00	A–	561,512
10,440	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA	10,961,060
	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-1:
5,400	5.000%, 7/15/33	1/25 at 100.00	AA	6,224,904
5,360	5.000%, 7/15/43	1/25 at 100.00	AA	6,013,116
11,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/40	7/25 at 100.00	AA	12,489,180
5	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2002B, 5.250%, 5/01/16 – NPFG Insured	12/15 at 100.00	AAA	5,022
1,470	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 5.000%, 11/01/30	5/17 at 100.00	AAA	1,556,539
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2012 Series E-1:
6,225	5.000%, 2/01/37	2/22 at 100.00	AAA	7,028,336
24,155	5.000%, 2/01/42	2/22 at 100.00	AAA	27,063,503
32,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2012 Series F-1, 5.000%, 5/01/39	5/22 at 100.00	AAA	36,762,050
5,100	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29	No Opt. Call	AAA	5,925,486
13,530	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/37	2/24 at 100.00	AAA	15,367,915
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2015 Series B-1:
10,000	5.000%, 8/01/33	8/24 at 100.00	AAA	11,562,900
3,960	5.000%, 8/01/35	8/24 at 100.00	AAA	4,555,663
	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C:
10,000	5.500%, 11/01/35	11/20 at 100.00	AAA	11,791,100
1,000	5.000%, 11/01/39	11/20 at 100.00	AAA	1,140,280
8,490	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Series 2011-D1, 5.000%, 2/01/35	2/21 at 100.00	AAA	9,783,961
	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A:
18,575	5.750%, 4/01/33 – AGM Insured	4/21 at 100.00	Aa3	22,254,522
4,000	5.750%, 4/01/41	4/21 at 100.00	AA–	4,746,440
28,795	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA+	34,185,711

Nuveen Investments	47

NRK	Nuveen New York AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	September 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A:
$1,600	5.000%, 3/15/29	9/20 at 100.00	AAA	$1,849,536
1,945	5.000%, 3/15/30	9/20 at 100.00	AAA	2,251,357
8,600	New York State Urban Development Corporation, Revenue Refunding Bonds, State Facilities, Series 1995, 5.700%, 4/01/20 – AGM Insured (UB)	No Opt. Call	AA	9,509,708
12,070	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose Series 2013C, 5.000%, 3/15/32	3/23 at 100.00	AAA	13,947,126
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
11,000	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	2,146,870
13,520	0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	2,476,999
10,000	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	1,646,400
19,900	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	3,077,535
201,690	0.000%, 8/01/46 – NPFG Insured	No Opt. Call	AA–	29,299,505
89,130	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	Caa3	9,594,845
680	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Hampton Bays Public Library, Series 1999A, 6.000%, 10/01/19 – NPFG Insured	10/15 at 100.00	A3	682,604
819,075	Total Tax Obligation/Limited			580,182,592
	Transportation – 15.0% (10.2% of Total Investments)
13,950	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/30	No Opt. Call	AA–	16,089,790
8,800	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2008A, 5.250%, 11/15/36	11/17 at 100.00	AA–	9,434,040
27,285	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D, 5.250%, 11/15/40	11/20 at 100.00	AA–	30,637,780
6,090	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013B, 5.000%, 11/15/30	5/23 at 100.00	AA–	6,963,550
480	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013C, 5.000%, 11/15/32	5/23 at 100.00	AA–	542,539
1,900	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013D, 5.250%, 11/15/30	11/23 at 100.00	AA–	2,231,607
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E:
14,000	5.000%, 11/15/31	11/23 at 100.00	AA–	16,037,840
1,785	5.000%, 11/15/32	11/23 at 100.00	AA–	2,031,009
10,000	5.000%, 11/15/38	11/23 at 100.00	AA–	11,179,900
9,370	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.250%, 11/15/35	5/24 at 100.00	AA–	10,868,732
8,055	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	8,964,329
3,400	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%, 1/01/25 – FGIC Insured	1/18 at 100.00	AA–	3,689,408
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014:
2,100	5.000%, 9/01/33	9/24 at 100.00	AA–	2,438,982
3,950	5.000%, 9/01/34	9/24 at 100.00	AA–	4,560,789
1,000	5.000%, 9/01/35	9/24 at 100.00	AA–	1,147,880
5,155	5.000%, 9/01/36	9/24 at 100.00	AA–	5,900,052
9,755	5.000%, 9/01/39	9/24 at 100.00	AA–	11,075,437
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Ninth Series 2015:
3,375	5.000%, 5/01/30	5/25 at 100.00	AA–	3,998,498
6,535	5.000%, 5/01/31	5/25 at 100.00	AA–	7,700,125
3,595	5.000%, 5/01/35	5/25 at 100.00	AA–	4,160,853
10,780	5.000%, 5/01/45	5/25 at 100.00	AA–	12,237,240

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$4,185	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 18.072%, 3/16/17 – AGM Insured (IF)	No Opt. Call	AA	$5,407,356
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	2,261,520
2,500	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.500%, 12/01/28	12/15 at 100.00	BBB	2,524,825
5,480	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	AA–	6,617,484
165,525	Total Transportation			188,701,565
	U.S. Guaranteed – 10.4% (7.1% of Total Investments) (4)
5,315	Albany Capital Resource Corporation, New York, St. Peter's Hospital Project, Series 2011, 6.125%, 11/15/30 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (4)	6,589,165
5,935	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter's Hospital, Series 2008A, 5.250%, 11/15/32 (Pre-refunded 11/15/17)	11/17 at 100.00	N/R (4)	6,513,544
4,205	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter's Hospital, Series 2008D, 5.375%, 11/15/32 (Pre-refunded 11/15/17)	11/17 at 100.00	N/R (4)	4,625,963
1,000	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter's Hospital, Series 2008E, 5.250%, 11/15/32 (Pre-refunded 11/15/17)	11/17 at 100.00	N/R (4)	1,097,480
9,400	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2007A, 5.250%, 7/01/32 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	AA– (4)	10,156,606
	Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds, Suffolk County Issue, Series 1986:
425	7.375%, 7/01/16 (ETM)	No Opt. Call	Aaa	445,591
130	7.375%, 7/01/16 – BIGI Insured (ETM)	No Opt. Call	Aaa	136,299
10,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2006A, 5.000%, 7/01/31 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	Aa2 (4)	10,348,800
	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A:
1,595	5.000%, 7/01/25 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	AA– (4)	1,717,321
5,205	5.000%, 7/01/37 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	AA– (4)	5,604,171
3,415	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	AA– (4)	3,675,018
7,310	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36 (Pre-refunded 11/15/16)	11/16 at 100.00	N/R (4)	7,770,530
	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2007A:
5,980	5.750%, 5/01/27 (Pre-refunded 5/01/17) – AGM Insured (UB)	5/17 at 100.00	AA (4)	6,470,898
21,030	5.750%, 5/01/28 (Pre-refunded 5/01/17) – AGM Insured (UB)	5/17 at 100.00	AA (4)	22,756,353
	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2008A:
3,540	5.750%, 5/01/27 (Pre-refunded 5/01/18) – AGM Insured (UB)	5/18 at 100.00	AA (4)	3,988,730
5,000	5.750%, 5/01/28 (Pre-refunded 5/01/18) – AGM Insured (UB)	5/18 at 100.00	AA (4)	5,633,799
2,330	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 5.000%, 11/01/30 (Pre-refunded 5/01/17)	5/17 at 100.00	N/R (4)	2,493,589
	New York Convention Center Development Corporation, New York, Hotel Unit Fee Secured Revenue Bonds, Series 2005:
8,680	5.000%, 11/15/30 (Pre-refunded 11/15/15) – AMBAC Insured	11/15 at 100.00	AA+ (4)	8,728,174
18,815	5.000%, 11/15/44 (Pre-refunded 11/15/15) – AMBAC Insured	11/15 at 100.00	AA+ (4)	18,919,423
2,635	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 (Pre-refunded 11/15/15) – FGIC Insured	11/15 at 100.00	Aa1 (4)	2,651,179
121,945	Total U.S. Guaranteed			130,322,633

Nuveen Investments	49

NRK	Nuveen New York AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	September 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 13.3% (9.0% of Total Investments)
$2,450	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	$2,601,998
3,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA	3,363,990
1,045	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	1,124,796
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
8,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	6,483,920
8,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA	6,212,560
20,000	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	14,859,400
10,000	0.000%, 6/01/27 – AGM Insured	No Opt. Call	AA	7,128,600
15,000	0.000%, 6/01/28 – AGM Insured	No Opt. Call	AA	10,199,850
10,000	0.000%, 6/01/29 – AGM Insured	No Opt. Call	AA	6,483,700
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
21,830	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	AA–	22,465,690
27,015	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	AA–	27,733,328
2,750	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–	2,819,025
2,590	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A–	2,862,390
3,310	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 5.500%, 5/01/33 – BHAC Insured	5/19 at 100.00	AA+	3,782,635
5,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	5,464,950
6,500	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.000%, 11/01/24	No Opt. Call	BB+	6,559,475
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
9,500	5.000%, 12/15/32	12/23 at 100.00	AAA	11,129,155
22,290	5.000%, 12/15/41	12/23 at 100.00	AAA	25,441,583
178,280	Total Utilities			166,717,045
	Water and Sewer – 7.2% (5.0% of Total Investments)
5,000	New York City Municipal Water Finance Authority Water and Sewer Second General Resolution Revenue Bonds Fiscal 2015 Series HH, 5.000%, 6/15/39	6/25 at 100.00	AA+	5,721,050
5,160	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	5,711,140
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2007AA, 5.000%, 6/15/37	6/17 at 100.00	AA+	5,299,150
12,365	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/36 – NPFG Insured (UB) (5)	6/16 at 100.00	AAA	12,730,263
4,085	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2013 Series DD, 5.000%, 6/15/35	6/23 at 100.00	AA+	4,687,252
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal Series 2014DD, 5.000%, 6/15/35	6/24 at 100.00	AA+	11,485,100
22,340	New York State Environmental Facilities Corporation, Revenue Bonds, State Revolving Funds Master Financing Program, Green Series 2014B, 5.000%, 5/15/44	5/24 at 100.00	AAA	25,539,087
3,845	New York State Environmental Facilities Corporation, Revenue Bonds, State Revolving Funds Master Financing, Series 2010C, 5.000%, 10/15/35	4/20 at 100.00	AAA	4,353,271
3,095	New York State Environmental Facilities Corporation, Revenue Bonds, State Revolving Funds Master Financing, Series 2012B, 5.000%, 2/15/42	2/22 at 100.00	AAA	3,443,095
2,580	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated Series 2014A, 5.000%, 6/15/30	6/24 at 100.00	AAA	3,076,289

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$3,110	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated SRF Series 2015A, 5.000%, 6/15/36	6/25 at 100.00	AAA	$3,646,102
2,230	Upper Mohawk Valley Regional Water Finance Authority, New York, Water System Revenue Bonds, Series 2000, 0.000%, 4/01/23 – AMBAC Insured	No Opt. Call	A1	1,862,139
	Water Authority of Western Nassau County, New York, Water System Revenue Bonds, Series 2015A:
1,325	5.000%, 4/01/40	4/25 at 100.00	AA–	1,489,048
1,950	5.000%, 4/01/45	4/25 at 100.00	AA–	2,179,710
82,085	Total Water and Sewer			91,222,696
$2,042,822	Total Long-Term Investments (cost $1,736,635,864)			1,846,027,118
	Floating Rate Obligations – (3.6)%			(44,980,000)
	Institutional MuniFund Term Preferred Shares, at Liquidation Value – (6.3)% (6)			(79,000,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (38.9)% (7)			(488,800,000)
	Other Assets Less Liabilities – 2.0%			24,679,897
	Net Assets Applicable to Common Shares – 100%			$1,257,927,015

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Institutional MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 4.3%.
(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 26.5%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of
	Assets and Liabilities	September 30, 2015

					New York		New York
	New York		New York		Dividend		AMT-Free
	Value		Value 2		Advantage		Income
	(NNY	)	(NYV	)	(NAN	)	(NRK	)
Assets
Long-term investments, at value (cost $144,366,397, $32,883,528, $647,263,088, and $1,736,635,864, respectively)	$152,276,350		$36,903,571		$689,276,889		$1,846,027,118
Cash	288,740		66,058		—		2,881,801
Receivable for:
Interest	2,108,053		519,125		9,706,011		23,057,073
Investments sold	1,280,000		—		8,005,000		1,314,007
Deferred offering costs	—		—		1,215,637		3,084,499
Other assets	3,503		1,238		126,487		594,055
Total assets	155,956,646		37,489,992		708,330,024		1,876,958,553
Liabilities
Cash overdraft	—		—		7,381,641		—
Floating rate obligations	3,255,000		—		36,730,000		44,980,000
Payable for:
Dividends	447,760		116,589		1,890,653		4,785,063
Interest	—		—		74,943		—
Investments purchased	—		—		3,736,705		—
Institutional MuniFund Term Preferred ("iMTP") Shares, at liquidation value	—		—		—		79,000,000
Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation value	—		—		94,000,000		—
Variable Rate Demand Preferred ("VRDP") Shares, at liquidation value	—		—		89,000,000		488,800,000
Accrued expenses:
Management fees	62,446		18,170		351,145		889,080
Directors/Trustees fees	899		222		56,416		241,777
Professional fees	21,068		20,634		23,622		27,058
Reorganization	—		—		155,833		—
Other	32,257		8,245		87,033		308,560
Total liabilities	3,819,430		163,860		233,487,991		619,031,538
Net assets applicable to common shares	$152,137,216		$37,326,132		$474,842,033		$1,257,927,015
Common shares outstanding	15,191,165		2,349,612		31,126,546		87,618,504
Net asset value ("NAV") per common share outstanding	$10.01		$15.89		$15.26		$14.36
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$151,912		$23,496		$311,265		$876,185
Paid-in surplus	144,979,431		33,599,476		439,513,656		1,179,343,644
Undistributed (Over-distribution of) net investment income	799,623		321,130		2,183,376		1,343,806
Accumulated net realized gain (loss)	(1,703,703)		(638,013)		(9,180,065)		(33,027,874)
Net unrealized appreciation (depreciation)	7,909,953		4,020,043		42,013,801		109,391,254
Net assets applicable to common shares	$152,137,216		$37,326,132		$474,842,033		$1,257,927,015
Authorized shares:
Common	250,000,000		Unlimited		Unlimited		Unlimited
Preferred	N/A		N/A		Unlimited		Unlimited
N/A – Fund is not authorized to issue preferred shares.
See accompanying notes to financial statements.

52	Nuveen Investments

Statement of
	Operations	Year Ended September 30, 2015

			New York		New York
	New York	New York	Dividend		AMT-Free
	Value	Value 2	Advantage		Income
	(NNY )	(NYV )	(NAN	)	(NRK )
Investment Income	$7,008,848	$1,857,759	$15,723,051		$81,124,745
Expenses
Management fees	765,100	223,408	2,263,586		11,127,064
Interest expense and amortization of offering costs	16,032	—	983,273		1,682,250
Liquidity fees	—	—	208,487		3,886,540
Remarketing fees	—	—	28,432		495,588
Custodian fees	30,739	12,835	42,022		211,082
Directors/Trustees fees	4,465	1,287	10,464		50,786
Professional fees	25,011	21,774	115,696		129,701
Shareholder reporting expenses	27,378	10,588	61,153		118,016
Shareholder servicing agent fees	23,162	231	27,855		62,017
Stock exchange listing fees	8,172	447	15,730		26,890
Investor relations expenses	8,106	2,548	14,213		60,186
Reorganization expenses	—	—	341,426		31,826
Other	14,039	8,238	51,107		172,643
Total expenses	922,204	281,356	4,163,444		18,054,589
Net investment income (loss)	6,086,644	1,576,403	11,559,607		63,070,156
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	544,393	169,093	586,154		1,083,403
Change in net unrealized appreciation (depreciation) of Investments	(1,654,567)	(369,979)	3,901,878		(2,701,209)
Net realized and unrealized gain (loss)	(1,110,174)	(200,886)	4,488,032		(1,617,806)
Net increase (decrease) in net assets applicable to common shares from operations	$4,976,470	$1,375,517	$16,047,639		$61,452,350
See accompanying notes to financial statements.

Nuveen Investments	53

Statement of
Changes in Net Assets

	New York Value (NNY)		New York Value 2 (NYV)
	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/15	9/30/14	9/30/15	9/30/14
Operations
Net investment income (loss)	$6,086,644	$6,163,800	$1,576,403	$1,595,209
Net realized gain (loss) from:
Investments	544,393	(1,535,232)	169,093	(281,701)
Swaps	—	—	—	64,300
Change in net unrealized appreciation (depreciation) of:
Investments	(1,654,567)	7,808,893	(369,979)	2,182,124
Swaps	—	—	—	(182,941)
Net increase (decrease) in net assets applicable to common shares from operations	4,976,470	12,437,461	1,375,517	3,376,991
Distributions to Common Shareholders
From net investment income	(5,926,075)	(5,872,906)	(1,504,692)	(1,551,449)
Decrease in net assets applicable to common shares from distributions to common shareholders	(5,926,075)	(5,872,906)	(1,504,692)	(1,551,449)
Capital Share Transactions
Common shares:
Issued in Reorganizations	—	—	—	—
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	—
Net increase (decrease) in net assets applicable to common shares	(949,605)	6,564,555	(129,175)	1,825,542
Net assets applicable to common shares at the beginning of period	153,086,821	146,522,266	37,455,307	35,629,765
Net assets applicable to common shares at the end of period	$152,137,216	$153,086,821	$37,326,132	$37,455,307
Undistributed (Over-distribution of) net investment income at the end of period	$799,623	$733,827	$321,130	$249,418
See accompanying notes to financial statements.

54	Nuveen Investments

	New York Dividend Advantage (NAN)		New York AMT-Free Income (NRK)
	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/15	9/30/14	9/30/15	9/30/14
Operations
Net investment income (loss)	$11,559,607	$6,210,179	$63,070,156	$66,899,020
Net realized gain (loss) from:
Investments	586,154	(1,338,553)	1,083,403	(19,256,151)
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	3,901,878	11,647,643	(2,701,209)	95,855,590
Swaps	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	16,047,639	16,519,269	61,452,350	143,498,459
Distributions to Common Shareholders
From net investment income	(11,536,032)	(7,007,369)	(64,022,841)	(72,197,648)
Decrease in net assets applicable to common shares from distributions to common shareholders	(11,536,032)	(7,007,369)	(64,022,841)	(72,197,648)
Capital Share Transactions
Common shares:
Issued in Reorganizations	328,084,633	—	—	—
Cost of shares repurchased and retired	(33,525)	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	328,051,108	—	—	—
Net increase (decrease) in net assets applicable to common shares	332,562,715	9,511,900	(2,570,491)	71,300,811
Net assets applicable to common shares at the beginning of period	142,279,318	132,767,418	1,260,497,506	1,189,196,695
Net assets applicable to common shares at the end of period	$474,842,033	$142,279,318	$1,257,927,015	$1,260,497,506
Undistributed (Over-distribution of) net investment income at the end of period	$2,183,376	$868,604	$1,343,806	$2,073,373
See accompanying notes to financial statements.

Nuveen Investments	55

Statement of
	Cash Flows	Year Ended September 30, 2015

	New York	New York
	Dividend	AMT-Free
	Advantage	Income
	(NAN )	(NRK )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$16,047,639	$61,452,350
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(71,008,691)	(344,674,942)
Proceeds from sales and maturities of investments	63,387,758	392,282,983
Investment transaction adjustments, net	(30,779)	(120,325)
Taxes paid on undistributed capital gains	(624)	(1,147)
Amortization (Accretion) of premiums and discounts, net	1,954,358	3,657,526
Amortization of deferred offering costs	49,572	214,759
(Increase) Decrease in:
Receivable for interest	(954,769)	1,513,859
Receivable for investments sold	(7,144,875)	18,310,496
Other assets	374,961	(45,247)
Increase (Decrease) in:
Payable for interest	29,330	—
Payable for investments purchased	3,533,133	(28,430,041)
Accrued management fees	241,064	(35,311)
Accrued Directors/Trustees fees	55,211	47,891
Accrued professional fees	(198)	4,559
Accrued Reorganization expenses	155,833	(113,907)
Accrued other expenses	(1,212,935)	(124,511)
Net realized (gain) loss from investments	(586,154)	(1,083,403)
Change in net unrealized (appreciation) depreciation of investments	(3,901,878)	2,701,209
Net cash provided by (used in) operating activities	987,956	105,556,798
Cash Flows from Financing Activities:
Increase (Decrease) in:
Cash overdraft	7,063,983	—
Floating rate obligations	(1,940,000)	(39,005,000)
Payable for offering costs	(25,728)	(92,248)
Cash distributions paid to common shareholders	(10,201,238)	(64,551,372)
Cost of common shares repurchased and retired	(33,525)	—
Net cash provided by (used in) financing activities	(5,136,508)	(103,648,620)
Net Increase (Decrease) in Cash	(4,148,552)	1,908,178
Cash at the beginning of period	—	973,623
Cash acquired in connection with the Reorganization	4,148,552	—
Cash at the end of period	$—	$2,881,801

	New York		New York
	Dividend		AMT-Free
	Advantage		Income
Supplemental Disclosure of Cash Flow Information*	(NAN	)	(NRK	)
Cash paid for interest (excluding amortization of offering costs)	$899,678		$1,390,270

*
See Notes to Financial Statements, Note 1 – General information and Significant Accounting Policies, Fund Reorganizations for more information of the non-cash activities related to New York Dividend Advantage's (NAN) Reorganization.

See accompanying notes to financial statements.

56	Nuveen Investments

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Nuveen Investments	57

Financial
Highlights
Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Ending NAV	Ending Share Price
New York Value (NNY)
Year Ended 9/30:
2015	$10.08	$0.40		$(0.08)	$0.32	$(0.39)	$—	$(0.39)	$10.01	$9.71
2014	9.65	0.41		0.41	0.82	(0.39)	—	(0.39)	10.08	9.71
2013	10.41	0.40		(0.75)	(0.35)	(0.39)	(0.02)	(0.41)	9.65	8.97
2012	9.93	0.42		0.48	0.90	(0.42)	—	(0.42)	10.41	10.55
2011	10.02	0.43		(0.08)	0.35	(0.43)	(0.01)	(0.44)	9.93	9.47

New York Value 2 (NYV)
Year Ended 9/30:
2015	15.94	0.67		(0.08)	0.59	(0.64)	—	(0.64)	15.89	14.85
2014	15.16	0.68		0.76	1.44	(0.66)	—	(0.66)	15.94	14.44
2013	16.36	0.72		(1.25)	(0.53)	(0.67)	—	(0.67)	15.16	13.99
2012	15.36	0.72		0.95	1.67	(0.67)	—	(0.67)	16.36	16.33
2011	16.10	0.75		(0.74)	0.01	(0.75)	—	(0.75)	15.36	14.13

(a)
Total Return Based on Common share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

58	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

	Based
Based	on	Ending			Net		Portfolio
on	Share	Net			Investment		Turnover
NAV (a)	Price (a)	Assets (000)	Expenses	(b)	Income (Loss	)	Rate	(c)

3.22%	4.05%	$152,137	0.60%		3.98%		31%
8.63	12.76	153,087	0.63		4.13		23
(3.51)	(11.41)	146,522	0.61		3.97		21
9.23	16.11	157,979	0.65		4.14		10
3.62	0.39	150,555	0.65		4.40		10

3.74	7.34	37,326	0.75		4.19		11
9.69	8.12	37,455	0.76		4.37		19
(3.36)	(10.46)	35,630	0.74		4.50		3
11.12	20.74	38,434	0.75		4.55		10
0.27	(3.15)	36,040	0.77		4.99		18

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, as follows:

New York Value (NNY)
Year Ended 9/30:
2015	0.01%
2014	0.01
2013	0.01
2012	0.01
2011	0.01

New York Value 2 (NYV)
Year Ended 9/30:
2015	—%
2014	—
2013	—
2012	—
2011	—

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to ARPS Share- holders	(a)	Distributions from Accumu- lated Net Realized Gains to ARPS Share- holders	(a)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Discount per Share Repur- chased and Retired		Ending NAV	Ending Share Price
New York Dividend Advantage (NAN)
Year Ended 9/30:
2015	$15.36	$0.71	$(0.04)	$—		$—		$0.67	$(0.77)	$—	$(0.77)	$—	*	$15.26	$13.42
2014	14.33	0.67	1.12	—		—		1.79	(0.76)	—	(0.76)	—		15.36	13.33
2013	16.13	0.70	(1.71)	—		—		(1.01)	(0.76)	(0.03)	(0.79)	—		14.33	12.91
2012	15.01	0.73	1.19	—		—		1.92	(0.79)	(0.01)	(0.80)	—		16.13	16.00
2011	15.17	0.76	(0.10)	—	*	—		0.66	(0.79)	(0.03)	(0.82)	—		15.01	13.70

New York AMT-Free Income (NRK)
Year Ended 9/30:
2015	14.39	0.72	(0.02)	—		—		0.70	(0.73)	—	(0.73)	—		14.36	12.59
2014	13.57	0.76	0.88	—		—		1.64	(0.82)	—	(0.82)	—		14.39	12.80
2013	15.44	0.76	(1.87)	—		—		(1.11)	(0.74)	(0.02)	(0.76)	—		13.57	12.24
2012	15.03	0.66	0.46	—		—		1.12	(0.70)	(0.01)	(0.71)	—		15.44	15.29
2011	15.36	0.65	(0.24)	—		—		0.41	(0.74)	—	(0.74)	—		15.03	13.86

(a)	The amounts shown for Auction Rate Preferred Shares ("ARPS") are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

60	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)

	Based
Based	on	Ending			Net				Net		Portfolio
on	Share	Net			Investment				Investment		Turnover
NAV (b)	Price (b)	Assets (000)	Expenses	(e)	Income (Loss	)	Expenses	(e)	Income (Loss	)	Rate	(f)

4.47%	6.53%	$474,842	1.70%		4.71%		N/A		N/A		17%
12.79	9.29	142,279	2.55		4.54		N/A		N/A		20
(6.48)	(14.81)	132,767	2.35		4.51		N/A		N/A		14
13.05	23.20	149,417	2.37		4.71		N/A		N/A		9
4.75	0.98	139,060	2.42		5.26		N/A		N/A		10

4.98	4.06	1,257,927	1.43		5.01		N/A		N/A		18
12.48	11.53	1,260,498	1.57		5.50		N/A		N/A		25
(7.40)	(15.46)	1,189,197	1.77		5.26		N/A		N/A		27
7.63	15.78	54,140	2.82		4.35		N/A		N/A		15
2.91	(0.81)	52,694	2.91		4.44		2.89		4.47		6

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)	After expense reimbursement from the Adviser, where applicable. As of November 30, 2010, the Adviser is no longer reimbursing New York AMT-Free Income (NRK) for any fees or expenses.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

New York Dividend Advantage (NAN)
Year Ended 9/30:
2015	0.50%
2014	1.20
2013	1.26
2012	1.27
2011	1.27

New York AMT-Free Income (NRK)
Year Ended 9/30:
2015	0.48%
2014	0.58
2013	0.70
2012	1.59
2011	1.66

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

N/A	Fund does not have or no longer has a contractual reimbursement with the Adviser.
See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (continued)

	iMTP Shares at the End of Period		MTP Shares at the End of Period(a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period		iMTP, MTP, VMTP and/or VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $5,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
New York Dividend Advantage (NAN)
Year Ended 9/30:
2015	$—	$—	$—	$—	$94,000	$359,477	$89,000	$359,477	$3.59
2014	—	—	—	—	56,000	354,070	—	—	—
2013	—	—	55,360	33.98	—	—	—	—	—
2012	—	—	55,360	36.99	—	—	—	—	—
2011	—	—	55,360	35.12	—	—	—	—	—

New York AMT-Free Income (NRK)
Year Ended 9/30:
2015	79,000	16,077	—	—	—	—	488,800	321,544	3.22
2014	79,000	16,100	—	—	—	—	488,800	321,997	3.22
2013	—	—	27,680	30.97	50,700	309,668	488,800	309,668	3.10
2012	—	—	27,680	29.56	—	—	—	—	—
2011	—	—	27,680	29.04	—	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2014		2013	2012	2011
New York Dividend Advantage (NAN)
Series 2015 (NAN PRC)
Ending Market Value per Share	$—		$10.09	$10.08	$10.09
Average Market Value per Share	10.04	ΩΩ	10.09	10.11	10.08
Series 2016 (NAN PRD)
Ending Market Value per Share	—		10.02	10.09	10.06
Average Market Value per Share	10.05	ΩΩ	10.10	10.11	9.95	Ω

New York AMT-Free Income (NRK)
Series 2015 (NRK PRC)
Ending Market Value per Share	—		10.01	10.14	10.10
Average Market Value per Share	10.04	ΩΩ	10.07	10.10	10.06

Ω	For the period December 13, 2010 (first issuance date of shares) through September 30, 2011.
ΩΩ	For the period October 1, 2013 through June 13, 2014.
See accompanying notes to financial statements.

62	Nuveen Investments

Notes to Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") or NYSE MKT symbols are as follows (each a "Fund" and collectively, the "Funds"):

•	Nuveen New York Municipal Value Fund, Inc. (NNY) ("New York Value (NNY)")
•	Nuveen New York Municipal Value Fund 2 (NYV) ("New York Value 2 (NYV)")
•	Nuveen New York Dividend Advantage Municipal Fund (NAN) ("New York Dividend Advantage (NAN)")
•	Nuveen New York AMT-Free Municipal Income Fund (NRK) ("New York AMT-Free Income (NRK)")
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified (non-diversified for New York Municipal Value 2 (NYV)), closed-end management investment companies. Common shares of New York Value (NNY), New York Dividend Advantage (NAN), and New York AMT-Free Income (NRK) are traded on the NYSE while common shares of New York Value 2 (NYV) is traded on the NYSE MKT. New York Value (NNY) was incorporated under the state laws of Minnesota on July 14, 1987. New York Value 2 (NYV), New York Dividend Advantage (NAN) and New York AMT-Free Income (NRK) were organized as Massachusetts business trusts on January 26, 2009, December 1, 1998 and April 9, 2002, respectively.
The end of the reporting period for the Funds is September 30, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2015 (the "current fiscal period").
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes, and in the case of New York AMT-Free Income (NRK) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories.
Fund Reorganizations
Effective prior to the opening of business on June 8, 2015, certain New York Funds were reorganized into one, larger-state Fund included in this report (the "Reorganizations") as follows:

Target Funds	Acquiring Fund
Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)	New York Dividend Advantage (NAN)
("New York Performance Plus (NNP)")
Nuveen New York Dividend Advantage Municipal Fund 2 (NXK)
("New York Dividend Advantage 2 (NXK)")
For accounting and performance reporting purposes, the Acquiring Fund is the survivor.
Upon the closing of the Reorganizations, the Target Funds transfered their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Funds. The Target Funds were then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Target Funds became shareholders of the Acquiring Fund. Holders of common shares of the Target Funds received newly issued common shares of the Acquiring Fund, the aggregate net asset value ("NAV") of which was equal to the aggregate NAV of the common shares of the Target Funds held immediately prior to the Reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled). Holders of preferred shares of the Target Funds received on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Target Funds held immediately prior to the Reorganizations. Details of the New York Funds' Reorganizations are further described in Note 8 – Fund Reorganizations.

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Notes to Financial Statements (continued)
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds' did not have any when-issued/delayed delivery purchase commitments.
Investment Income
Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds' organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

64	Nuveen Investments

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by a pricing service approved by the Funds' Board of Directors/Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

New York Value (NNY)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$152,276,350	$—	$152,276,350
New York Value 2 (NYV)
Long-Term Investments*:
Municipal Bonds	$—	$36,903,571	$—	$36,903,571

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Notes to Financial Statements (continued)

New York Dividend Advantage (NAN)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$686,237,898	$—	$686,237,898
Common Stocks	3,038,991	—	—	3,038,991
Total	$3,038,991	$686,237,898	$—	$689,276,889

New York AMT-Free Income (NRK)
Long-Term Investments*:
Municipal Bonds	$—	$1,846,027,118	$—	$1,846,027,118

*	Refer to the Fund's Portfolio of Investments for industry classifications.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters"), in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

66	Nuveen Investments

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense" on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	New York Value (NNY	)	New York Value 2 (NYV	)	New York Dividend Advantage (NAN	)	New York AMT-Free Income (NRK	)
Floating rate obligations: self-deposited Inverse Floaters	$3,255,000		$—		$36,730,000		$44,980,000
Floating rate obligations: externally-deposited Inverse Floaters	975,000		2,000,000		29,480,000		12,555,000
Total	$4,230,000		$2,000,000		$66,210,000		$57,535,000
During the current fiscal period, the average amount of floating rate obligations (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

					New York		New York
	New York		New York		Dividend		AMT-Free
	Value		Value 2		Advantage		Income
Self-Deposited Inverse Floaters	(NNY	)	(NYV	)	(NAN	)	(NRK	)
Average floating rate obligations outstanding	$3,255,000		$—		$37,596,356		$67,171,753
Average annual interest rate and fees	0.49%		—%		0.60%		0.54%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the

Nuveen Investments	67

Notes to Financial Statements (continued)
Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement" or "credit recovery swap") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

					New York		New York
	New York		New York		Dividend		AMT-Free
	Value		Value 2		Advantage		Income
Floating Rate Obligations — Recourse Trusts	(NNY	)	(NYV	)	(NAN	)	(NRK	)
Maximum exposure to Recourse Trusts: self deposited Inverse Floaters	$—		$—		$—		$9,505,000
Maximum exposure to Recourse Trusts: externally deposited Inverse Floaters	—		2,000,000		16,620,000		—
Total	$—		$2,000,000		$16,620,000		$9,505,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

68	Nuveen Investments

4. Fund Shares
Common Share Transactions
Transactions in common shares during the Funds' current and prior fiscal period were as follows:

	New York Value (NNY)		New York Value 2 (NYV)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	9/30/15	9/30/14	9/30/15	9/30/14
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	—	—

	New York Dividend Advantage (NAN)		New York AMT-Free Income (NRK)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	9/30/15	9/30/14	9/30/15	9/30/14
Common shares:
Issued in Reorganizations	21,863,716	—	—	—
Issued to shareholders due to reinvestment of distributions	—	—	—	—
Repurchased and retired	(2,500)	—	—	—
Total	21,861,216	—	—	—
Weighted average common share:
Price per share repurchased and retired	$13.39	—	—	—
Discount per share repurchased and retired	14.44%	—	—	—
Preferred Shares
Institutional MuniFund Term Preferred Shares
New York AMT-Free Income (NRK) had issued and outstanding Institutional MuniFund Term Preferred ("iMTP") Shares, with a $5,000 liquidation value per share. iMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of iMTP Shares outstanding were as follows:

			Shares
			Outstanding
			at $5,000
		Shares	Per Share
Fund	Series	Outstanding	Liquidation Value
New York AMT-Free Income (NRK)	2017	15,800	$79,000,000
The Fund is obligated to redeem its iMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed or repurchased by the Fund. iMTP Shares are subject to optional and mandatory redemption in certain circumstances. The iMTP Shares are not subject to redemption at the option of the Fund for one year following the date of issuance ("Non-Call Expiration Date"), at which point the Fund may begin to redeem at its option ("Optional Redemption Date"). The Fund may be obligated to redeem certain of the iMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Non-Call Expiration Date for the Fund's iMTP Shares are as follows:

		Term	Optional	Non-Call
Fund	Series	Redemption Date	Redemption Date	Expiration Date
New York AMT-Free Income (NRK)	2017	October 1, 2017	April 1, 2015	March 31, 2015
The average liquidation value of iMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

	New York
	AMT-Free
	Income
	(NRK	)
Average liquidation value of iMTP Shares outstanding	$79,000,000
Annualized dividend rate	0.66%

Nuveen Investments	69

Notes to Financial Statements (continued)
iMTP Shares generally do not trade, and market quotations are generally not available. iMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of iMTP Shares is expected to be approximately their liquidation par value so long as the fixed "spread" on the iMTP Shares remains roughly in line with the "spread" rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund's Adviser has determined that the fair value of iMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of iMTP Shares is recorded as a liability and recognized as "Institutional MuniFund Term Preferred ("iMTP") Shares, at liquidation value" on the Statement of Assets and Liabilities.
Dividends on the iMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on iMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on iMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Costs incurred by the Fund in connection with its offering of iMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate MuniFund Term Preferred Shares
New York Dividend Advantage (NAN) had issued and outstanding Variable Rate MuniFund Term Preferred ("VMTP") Shares, with a $100,000 liquidation value per share. VMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, VMTP Shares outstanding, at liquidation value, for the Fund was as follows:

				Shares
				Outstanding
				at $100,000
			Shares	Per Share
Fund	Series		Outstanding	Liquidation Value
New York Dividend Advantage (NAN)	2017	*	940	$94,000,000

*	Includes VMTP Shares issued in connection with its Reorganization.
The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of the Fund ("Optional Redemption Date"), subject to payment of premium for one year following the date of issuance ("Premium Expiration Date"), and at par thereafter. The Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for the Fund's VMTP Shares are as follows:

		Term	Optional	Premium
Fund	Series	Redemption Date	Redemption Date	Expiration Date
New York Dividend Advantage (NAN)	2017	July 1, 2017	July 1, 2015	June 30, 2015
The average liquidation value of VMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

	New York
	Dividend
	Advantage
	(NAN	)*
Average liquidation value of VMTP Shares outstanding	$67,972,603
Annualized dividend rate	0.99%

*	For the period June 8, 2015 (first issuance of shares in connection with its Reorganization) through September 30, 2015.
VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation par value so long as the fixed "spread" on the VMTP Shares remains roughly in line with the "spread" rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds' Adviser has determined that fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of VMTP Shares is a liability and is recognized as "Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation value" on the Statement of Assets and Liabilities.
Dividends on the VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

70	Nuveen Investments

Costs incurred by the Fund in connection with its offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred ("VRDP") Shares, with a $100,000 liquidation value per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, the details of the Funds' VRDP Shares outstanding were as follows:

				Shares Outstanding at
			Shares	$100,000 Per Share
Fund	Series		Outstanding	Liquidation Value	Maturity
New York Dividend Advantage (NAN)	1	*	890	$89,000,000	March 1, 2040
New York AMT-Free Income (NRK)
	1		1,123	$112,300,000	August 1, 2040
	2		1,648	$164,800,000	August 1, 2040
	3		1,617	$161,700,000	December 1, 2040
	4		500	$50,000,000	June 1, 2040

*	VRDP Shares issued in connection with the Reorganization.
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% of the aggregate principal amount of all VRDP Shares outstanding. Each Fund's VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.
The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	New York		New York
	Dividend		AMT-Free
	Advantage		Income
	(NAN	)*	(NRK	)
Average liquidation value of VRDP Shares outstanding	$89,000,000		$488,800,000
Annualized dividend rate	0.12%		0.10%

*	For the period June 8, 2015 (first issuance of shares in connection with the Reorganization) through September 30, 2015.
For financial reporting purposes, the liquidation value of VRDP Shares is a liability and is recognized as "Variable Rate Demand Preferred ("VRDP") Shares, at liquidation value" on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on the VRDP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are being amortized over the life of the shares and are recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offerings costs" on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as "Liquidity fees" and "Remarketing fees," respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds' current and prior fiscal period, where applicable, are noted in the following tables.

Nuveen Investments	71

Notes to Financial Statements (continued)
Transactions in iMTP Shares for the Funds, where applicable, were as follows:

	Year Ended September 30, 2014
	Series	Shares	Amount
New York AMT-Free Income (NRK)
iMTP Shares issued	2017	15,800	$79,000,000
Transactions in MTP Shares for the Funds, where applicable, were as follows:

	Year Ended September 30, 2014

	Series	NYSE Ticker	Shares	Amount
New York Dividend Advantage (NAN)
MTP Shares redeemed	2015	NAN PRC	(3,000,000)	$(30,000,000)
	2016	NAN PRD	(2,536,000)	(25,360,000)
Total			(5,536,000)	$(55,360,000)
New York AMT-Free Income (NRK)
MTP Shares redeemed	2015	NRK PRC	(2,768,000)	$(27,680,000)
Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended September 30, 2015
	Series	Shares	Amount
New York Dividend Advantage (NAN)
VMTP Shares issued in connection with the reorganization	2017	380	$38,000,000

	Year Ended September 30, 2014
	Series	Shares	Amount
New York Dividend Advantage (NAN)
VMTP Shares issued	2017	560	$56,000,000
New York AMT-Free Income (NRK)
VMTP Shares redeemed	2014	(507)	$(50,700,000)
Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended September 30, 2015
	Series	Shares	Amount
New York Dividend Advantage (NAN)
VRDP Shares issued in connection with the reorganization	1	890	$89,000,000
5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

					New York		New York
	New York		New York		Dividend		AMT-Free
	Value		Value 2		Advantage		Income
	(NNY	)	(NYV	)	(NAN	)	(NRK	)
Purchases	$47,867,978		$3,948,477		$71,008,691		$344,674,942
Sales and maturities	47,309,929		4,559,496		63,387,758		392,282,983

72	Nuveen Investments

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, and in the case of New York AMT-Free Income (NRK) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of September 30, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

					New York		New York
	New York		New York		Dividend		AMT-Free
	Value		Value 2		Advantage		Income
	(NNY	)	(NYV	)	(NAN	)	(NRK	)
Cost of investments	$140,771,620		$32,589,805		$609,997,779		$1,689,484,510
Gross unrealized:
Appreciation	$9,113,848		$4,774,935		$46,405,872		$138,338,124
Depreciation	(866,033)		(461,169)		(3,856,774)		(26,775,582)
Net unrealized appreciation (depreciation) of investments	$8,247,815		$4,313,766		$42,549,098		$111,562,542
Permanent differences, primarily due to federal taxes paid, taxable market discount, tender option bond adjustments, nondeductible offering costs, nondeductible reorganization expenses and reorganization adjustments resulted in reclassifications among the Funds' components of common share net assets as of September 30, 2015, the Funds' tax year end, as follows:

					New York		New York
	New York		New York		Dividend		AMT-Free
	Value		Value 2		Advantage		Income
	(NNY	)	(NYV	)	(NAN	)	(NRK	)
Paid-in-surplus	$1		$—		$6,149,866		$(12,809,787)
Undistributed (Over-distribution of) net investment income	(94,773)		1		1,291,197		223,118
Accumulated net realized gain (loss)	94,772		(1)		(7,441,063)		12,586,669
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of September 30, 2015, the Funds' tax year end, were as follows:

					New York		New York
	New York		New York		Dividend		AMT-Free
	Value		Value 2		Advantage		Income
	(NNY	)	(NYV	)	(NAN	)	(NRK	)
Undistributed net tax-exempt income1	$922,825		$150,762		$3,851,211		$4,261,579
Undistributed net ordinary income2	32,650		—		77,001		—
Undistributed net long-term capital gains	—		—		96,506		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on September 1, 2015, and paid on October 1, 2015.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Nuveen Investments	73

Notes to Financial Statements (continued)
The tax character of distributions paid during the Funds' tax years ended September 30, 2015 and September 30, 2014 was designated for purposes of the dividends paid deduction as follows:

					New York		New York
	New York		New York		Dividend		AMT-Free
	Value		Value 2		Advantage		Income
2015	(NNY	)	(NYV	)	(NAN	)	(NRK	)
Distributions from net tax-exempt income3	$5,924,479		$1,478,603		$10,725,526		$65,503,448
Distributions from net ordinary income2	1,596		26,089		—		118,709
Distributions from net long-term capital gains	—		—		—		—

					New York		New York
	New York		New York		Dividend		AMT-Free
	Value		Value 2		Advantage		Income
2014	(NNY	)	(NYV	)	(NAN	)	(NRK	)
Distributions from net tax-exempt income	$5,833,409		$1,557,788		$8,274,258		$74,135,766
Distributions from net ordinary income2	16,710		1,884		2,780		—
Distributions from net long-term capital gains	—		—		—		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended September 30, 2015, as Exempt Interest Dividends.
As of September 30, 2015, the Funds' tax year end, the Funds had unused capital losses carrying forward available for federal tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

					New York		New York
	New York		New York		Dividend		AMT-Free
	Value		Value 2		Advantage		Income
	(NNY	)	(NYV	)	(NAN	)4	(NRK	)
Capital loss carryforwards – not subject to expiration	$1,703,703		$638,013		$9,411,847		$32,991,252

4	A portion of New York Dividend Advantage's (NAN) capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.
7. Management Fees and Other Transactions with Affiliates
Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund's management fee consists of two components — a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for New York Value (NNY) a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
New York Value (NNY) pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a "self-deposited inverse floater" trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

74	Nuveen Investments

The annual Fund-level fee, payable monthly, for each Fund (excluding New York Value (NNY)) is calculated according to the following schedules:

Average Daily Managed Assets*	New York Value 2 (NYV) Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For managed assets over $2 billion	0.3375

New York Dividend Advantage (NAN)
New York AMT-Free Income (NRK)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3750
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes,leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of September 30, 2015, the complex-level fee for each of each Fund was 0.1646%.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
8. Fund Reorganizations
The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Target Funds' shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of each of the Reorganizations, the Target Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds' shareholders for federal income tax purposes.

Nuveen Investments	75

Notes to Financial Statements (continued)
Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of the Reorganizations, were as follows:

	New York		New York
	Performance		Dividend
	Plus		Advantage 2
	(NNP	)	(NXK	)
Cost of investments	$313,082,873		$131,880,692
Fair value of investments	331,766,550		137,973,835
Net unrealized appreciation (depreciation) of investments	18,683,677		6,093,143
For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Common Shares
The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the Reorganizations were as follows:

	New York		New York
	Performance		Dividend
	Plus		Advantage 2
Target Funds – Prior to Reorganizations	(NNP	)	(NXK	)
Common shares outstanding	15,063,511		6,483,116
Net assets applicable to common shares	$232,925,688		$95,158,945
NAV per common share outstanding	$15.46		$14.68

	New York
	Dividend
	Advantage
Acquiring Fund – Prior to Reorganizations	(NAN	)
Common shares outstanding	9,262,830
Net assets applicable to common shares	$138,997,358
NAV per common share outstanding	$15.01

	New York
	Dividend
	Advantage
Acquiring Fund – Post Reorganizations	(NAN	)
Common shares outstanding	31,126,546
Net assets applicable to common shares	$467,081,991
NAV per common share outstanding	$15.01
Preferred Shares
In connection with each Reorganization, holders of VMTP and VRDP Shares of the Target Funds received on a one-for-one basis newly issued VMTP and VRDP Shares of the Acquiring Fund, in exchange for VMTP and VRDP Shares of the Target Funds held immediately prior to the Reorganizations.
Prior to the closing of the Reorganizations, details of the Target Funds' outstanding VMTP Shares were as follows:

			Shares
			Outstanding
			at $100,000
		Shares	Per Share
Target Funds	Series	Outstanding	Liquidation Value
New York Dividend Advantage 2 (NXK)	2017	380	$38,000,000

76	Nuveen Investments

Prior to the closing of the Reorganizations, details of the Target Funds' outstanding VRDP Shares were as follows:

			Shares Outstanding
			at $100,000
		Shares	Per Share
Target Funds	Series	Outstanding	Liquidation Value	Maturity
New York Performance Plus (NNP)	1	890	$89,000,000	March 1, 2040
Details of the Acquiring Fund's VMTP Shares issued in connection with the Reorganizations were as follows:

			Shares
			Outstanding
			at $100,000
		Shares	Per Share
Acquiring Fund	Series	Outstanding	Liquidation Value
New York Dividend Advantage (NAN)	2017	380	$38,000,000
Details of the Acquiring Fund's VRDP Shares issued in connection with the Reorganizations were as follows:

			Shares Outstanding
			at $100,000
		Shares	Per Share
Acquiring Fund	Series	Outstanding	Liquidation Value	Maturity
New York Dividend Advantage (NAN)	1	890	$89,000,000	March 1, 2040
Pro Forma Results of Operations (Unaudited)
The beginning of the Target Funds' current fiscal period was October 1, 2014. Assuming the Reorganizations had been completed on October 1, 2014, the beginning of the Acquiring Fund's current fiscal period, the pro forma results of operations for the current fiscal period, are as follows:

	New York
	Dividend
	Advantage
Acquiring Fund – Pro Forma Results of Operations	(NAN	)
Net investment income (loss)	$22,338,158
Net realized and unrealized gains (losses)	(171,811)
Change in net assets resulting from operations	22,166,347
Because the combined investment portfolios for the Reorganizations have been managed as a single integrated portfolio since the Reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations for the Acquiring Fund since the Reorganizations were consummated.
Cost and Expenses
In connection with the Reorganizations, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of "Accrued other expenses" on the Statement of Assets and Liabilities and "Reorganization expenses" on the Statement of Operations.
9. Borrowing Arrangements
During the current fiscal period, the Funds participated in an unsecured bank line of credit ("Unsecured Credit Line") under which outstanding balances would bear interest at a variable rate. On December 31, 2014, New York Dividend Advantage (NAN) and New York AMT-Free Income (NRK) utilized $2,784,556 and $6,263,314 respectively, of the Unsecured Credit Line at an annualized interest rate of 1.34% on its respective outstanding balance. The remaining funds in this report did not draw on this Unsecured Credit Line during the current fiscal period.
During July 2015, the Funds, along with certain other funds managed by the Adviser ("Participating Funds"), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. This credit agreement replaces the Unsecured Credit Line described above. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2016 unless extended or renewed.

Nuveen Investments	77

Notes to Financial Statements (continued)
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.

78	Nuveen Investments

Additional Fund Information (Unaudited)

Board of Directors/Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer**	Terence J. Toth

*	Interested Board Member.
**	Will retire from the Funds' Board of Directors/Trustees effective December 31, 2015.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase programs, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NNY	NYV	NAN	NRK
Common shares repurchased	—	—	2,500	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

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Glossary of Terms Used in this Report (Unaudited)

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Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

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Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

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Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

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Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

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Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

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Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

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Lipper New York Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

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Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

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Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

80	Nuveen Investments

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Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

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S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

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S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

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Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

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Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

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Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

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Annual Investment Management Agreement Approval Process (Unaudited)

The Board of Directors or Trustees (as the case may be) of each Fund (each, a "Board" and each Director or Trustee, a "Board Member"), including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund's advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser") and the sub-advisory agreement (the "Sub-Advisory Agreement" and, together with the Investment Management Agreement, the "Advisory Agreements") between the Adviser and Nuveen Asset Management, LLC (the "Sub-Adviser"). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, at an in-person meeting held on May 11-13, 2015 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.
In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the "Fund Advisers" and each, a "Fund Adviser"); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds' investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser's investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.
The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board's understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.
The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.
The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.
The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements for each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser's services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser's organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the closed-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. ("Nuveen") (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the "TIAA-CREF Transaction").

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund's various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund's investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds' sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds' sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters). With respect to closed-end funds, the Adviser

84	Nuveen Investments

also monitored asset coverage levels on leveraged funds, managed leverage, negotiated the terms of leverage, evaluated alternative forms and types of leverage, promoted an orderly secondary market for common shares and maintained an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser's continued focus on fund rationalization for closed-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser's investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser's ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser's strong commitment to compliance and reviewed information reflecting the compliance group's ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer's report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the closed-end funds, the Board recognized the extensive resources, expertise and efforts required to oversee and manage the various forms of leverage utilized by various funds, including the development of new forms of leverage to achieve cost savings and/or broaden the array of leverage structures available to the closed-end funds, the development of enhanced reports analyzing the impact of leverage on performance, and the development of new forms of tender option bond structures to address new regulatory requirements. The Board also noted the Adviser's continued capital management services conducting share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on opportunities for the closed-end funds. The Board further recognized the Adviser's use of data systems to more effectively solicit shareholder participation when seeking shareholder approvals and to monitor flow trends in various closed-end funds. The Board considered Nuveen's continued commitment to supporting the closed-end fund product line by providing an extensive investor relations program that encompassed, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser's investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

B.	The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds' performance and the investment team. The Board reviewed, among other things, each Fund's investment performance both on an absolute basis and in comparison to peer funds (the "Performance Peer Group") and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. The Independent Board Members also recognized the importance of the secondary market trading levels for the closed-end fund shares and therefore devoted significant time and focus evaluating the premium and discount levels of the closed-end funds at each of the quarterly meetings throughout the year. At these prior meetings as well as the May Meeting, the Board reviewed, among other things, the respective closed-end fund's premium or discount to net asset value as of a specified date and over various periods as well as in comparison to the premium/discount average in its Lipper peer category. At the May Meeting and/or prior meetings, the Board also reviewed information regarding the key economic, market and competitive trends affecting the closed-end fund market and considered any actions periodically proposed by the Adviser to address the trading discounts of certain funds. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds (either at the Board level or through the Closed-End Funds Committee) to be a continuing priority in their oversight of the closed-end funds. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

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The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

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Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

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The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder's investment period.

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The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund's peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund's investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund's fee structure.

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In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen New York Municipal Value Fund, Inc. (the "Municipal Value Fund"), the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-, three- and five-year periods, it outperformed its benchmark in each of such periods. The Board recognized that the Fund's peer ranking was primarily due to its low-leverage mandate. The Fund's underlying bond portfolio, however, produced unlevered returns in line with that of other Nuveen New York funds that ranked in the third quartile of peers. Further, due to its low-leverage, the Fund's standard deviation of returns was consistently amongst the smallest in the group. The Board also recognized the Fund's positive absolute performance for the one-, three- and five-year periods.

For Nuveen New York Municipal Value Fund 2 (the "Municipal Value Fund 2"), the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one- and five-year periods and the third quartile in the three-year period, it outperformed its benchmark in each of such periods.

For Nuveen New York Dividend Advantage Municipal Fund (the "Dividend Advantage Municipal Fund"), the Board noted that the Fund ranked in its Performance Peer Group in the third quartile for the one-, three- and five-year periods and outperformed its benchmark in each of such periods.

For Nuveen New York AMT-Free Municipal Income Fund (the "AMT-Free Municipal Income Fund"), the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the one-year period and the fourth quartile in the three- and five-year periods. Although the Fund underperformed its benchmark in three-year period, it outperformed or provided comparable performance to its benchmark in the one- and five-year periods. The Board recognized that the Fund's higher exposure to short to intermediate maturity bonds and AA and higher rated bonds detracted from its peer comparative performance. The Board also recognized the Fund's positive absolute performance for the one-, three- and five-year periods.

Based on their review, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

C.	Fees, Expenses and Profitability
1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the "Peer Universe") selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe for each Fund. The Board reviewed, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor's net experience.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage (with respect to closed-end funds); differences in services provided and differences in the states reflected in the Peer Universe (with respect to state municipal funds) can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds' fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Board noted that the Municipal Value Fund, the Municipal Value Fund 2 and the AMT-Free Municipal Income Fund each had a net management fee and net expense ratio below or in line with their peer averages, and that the Dividend Advantage Municipal Fund had a slightly higher net management fee and a higher net expense ratio compared to the peer averages (with the higher relative expense ratio generally due to one-time costs associated with an attempted merger).

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to municipal funds, such other clients of a Fund Adviser may include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Sub-Adviser.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3.Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net

88	Nuveen Investments

revenue margins (pre-tax and after-tax) of Nuveen's managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen's net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen's adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser's continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser's continued commitment to its business to enhance the Adviser's capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser's revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser's and the Sub-Adviser's level of profitability was reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are

Nuveen Investments	89

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. The Independent Board Members noted that, in the case of closed-end funds, however, such funds may from time-to-time make additional share offerings, but the growth of their assets would occur primarily through the appreciation of such funds' investment portfolios. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen's costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. With respect to closed-end funds, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds' portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser's profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser's fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

90	Nuveen Investments

Board Members & Officers
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member
Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	196

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	196

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
196

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
196

Nuveen Investments	91

Board Members & Officers (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(1)	During Past 5 Years	in Fund Complex
					Overseen by
					Board Member
Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading- North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
					196

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	196

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	196

■	VIRGINIA L. STRINGER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former owner, and President Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	196

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					196

92	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(1)	Including other Directorships	in Fund Complex
				During Past 5 Years	Overseen by
					Board Member
Interested Board Members:

■	WILLIAM ADAMS IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago.	196

■	THOMAS S. SCHREIER, JR.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; Director of Allina Health and a member of its Finance, Audit and Investment Committees: formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	196

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer
Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					197

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).	89

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	197

Nuveen Investments	93

Board Members & Officers (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer
Officers of the Funds (continued):

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments Holdings, Inc.	197

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	197

■	SHERRI A. HLAVCEK 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015
Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.
					197

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	197

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	197

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
					197

■	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	197

94	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
Overseen
by Officer
Officers of the Funds (continued):

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	197

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual sharehold-ers' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. Ms. Stringer will retire from the Board as of December 31, 2015. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	"Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	95

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed more than $220 billion as of September 30, 2015.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN-A-0915D 12135-INV-Y-11/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen New York AMT-Free Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund’s during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
September 30, 2015	$22,500	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

September 30, 2014	$22,500	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
September 30, 2015	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
September 30, 2014	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
September 30, 2015	$ 0	$ 0	$ 0	$ 0
September 30, 2014	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

Scott R. Romans, PhD, Senior Vice President of Nuveen Asset Management, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds.  Currently, he manages investments for 14 Nuveen-sponsored investment companies.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	13	$7.33 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$2.16 million
*	Assets are as of September 30, 2015. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, participate in a Long-Term Performance Plan designed to provide compensation opportunities that links a portion of each participant’s compensation to Nuveen Investments’ financial and operational performance. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NRK SECURITIES AS OF SEPTEMBER 30, 2015

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Scott R. Romans	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York AMT-Free Municipal Income Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: December 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 4, 2015

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 4, 2015